UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. _)

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

NUZEE, INC.
(Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NUZEE, INC.

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 16, 2023

To the Stockholders of NuZee, Inc.:

You are cordially invited to virtually attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of NuZee, Inc., a Nevada corporation (the “Company”), to be held virtually, via live webcast at www.virtualshareholdermeeting.com/NUZE2023, on Thursday, March 16, 2023 at 5:00 p.m., Eastern Time, in order to:

1.	Elect six directors for a term of one year or until their respective successors have been duly elected and qualified;

2.	Approve an amendment to the Company’s Articles of Incorporation (the “Articles”) to reincorporate into the Articles the “Additional Articles,” which, due to a clerical error were erroneously and inadvertently separated from the record at an indeterminable date after they were originally filed as part of the Articles filed with the Nevada Secretary of State on July 15, 2011;

3.	Approve the adoption of the NuZee, Inc. 2023 Equity Incentive Plan (the “2023 Equity Plan”);
4.	Hold a non-binding advisory vote on the compensation paid to our named executive officers;

5.	Ratify the appointment of MaloneBailey LLP, as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023; and

6.	Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The board of directors of the Company (the “Board”) has fixed the close of business on January 20, 2023 as the record date for determining the stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponements thereof. Please review in detail the proxy statement for a more complete statement of matters to be considered at the Annual Meeting.

The Annual Meeting will be held entirely online in a virtual meeting format only, with no physical in-person meeting, to allow greater participation. Stockholders attending the Annual Meeting virtually will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We encourage you to attend online and participate in the Annual Meeting, where you will be able to listen to the meeting live, submit questions and vote. Stockholders may participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/NUZE2023. To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. We recommend that you log in a few minutes before the Annual Meeting to ensure you are logged in when the Annual Meeting starts.

Your vote is very important to us regardless of the number of shares you own. Whether or not you are able to virtually attend the Annual Meeting, please read the proxy statement and promptly vote your proxy via the internet, by telephone or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy card in order to assure representation of your shares at the Annual Meeting. Granting a proxy will not limit your right to vote if you wish to virtually attend the Annual Meeting and vote online during the Annual Meeting.

By order of the Board of Directors,

/s/ Masateru Higashida
Masateru Higashida
Chief Executive Officer, President, Treasurer, Secretary and Chairman of the Board

Richardson, Texas

January [●], 2023

You are cordially invited to virtually attend the Annual Meeting. Whether or not you expect to virtually attend the Annual Meeting, PLEASE VOTE YOUR SHARES IN ADVANCE. You may vote your shares in advance of the Annual Meeting via the internet, by telephone or, by mailing the completed proxy card. Voting instructions are printed on your proxy card.

If you were a stockholder of record as of January 20, 2023, you may vote online during the Annual Meeting. If, on January 20, 2023, your shares of our common stock were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, you are also invited to attend the Annual Meeting and may vote online during the Annual Meeting. However, even if you plan to attend the Annual Meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 16, 2023

Our proxy statement for the Annual Meeting, proxy card and our Annual Report on Form 10-K for the fiscal year ended September 30, 2022 are also available free of charge at www.proxyvote.com.

NuZee, Inc.

2023 Annual Meeting of Stockholders

PROXY STATEMENT

This proxy statement and the accompanying form of proxy are being furnished to the stockholders of NuZee, Inc., a Nevada corporation (the “Company”, “we”, “us”, or “our”), on or about January [●], 2023, in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board”) for use at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually, via live webcast at www.virtualshareholdermeeting.com/NUZE2023, on Thursday, March 16, 2023 at 5:00 p.m., Eastern Time, and any adjournment or postponements thereof.

The Annual Meeting will be held entirely online to allow greater participation. Stockholders may participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/NUZE2023. To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

The cost of soliciting proxies will be borne by the Company. Following the mailing of this proxy statement, the Company may conduct further solicitations personally, telephonically or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with any such solicitations. The Company does not intend to retain a proxy solicitor in connection with the Annual Meeting. Brokerage houses, nominees, custodians and fiduciaries will be requested to forward soliciting material to beneficial owners of stock held of record by them, and the Company, upon request, will reimburse such persons for their reasonable out-of-pocket expenses in doing so.

Only holders of record of outstanding shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”), at the close of business on January 20, 2023 (the “Record Date”), are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponements thereof. Each holder of Common Stock is entitled to one vote for each share of Common Stock held on the Record Date. There were [●] shares of Common Stock outstanding and entitled to vote as of the Record Date. If you plan to attend the Annual Meeting online, please see the instructions below.

How do I attend, participate in, and ask questions during the virtual Annual Meeting?

The Company will be hosting the Annual Meeting via live webcast only. All stockholders as of the Record Date may attend the Annual Meeting live online at www.virtualshareholdermeeting.com/NUZE2023. The Annual Meeting will start at 5:00 p.m., Eastern Time, on Thursday, March 16, 2023. Stockholders attending the Annual Meeting virtually will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

In order to enter the Annual Meeting, you will need the control number, which is included on your proxy card if you are a stockholder of record, or included with your voting instruction card and voting instructions received from your broker, bank or other agent if you hold your shares in “street name.” Instructions on how to attend and participate online are available at www.virtualshareholdermeeting.com/NUZE2023. We recommend that you log in a few minutes before the scheduled start time to ensure you are logged in when the Annual Meeting starts. The webcast will open 15 minutes before the start of the Annual Meeting.

To help ensure that we have a productive and efficient meeting, and in fairness to all stockholders in attendance, you will also find posted our rules of conduct for the Annual Meeting when you log in prior to its start. These rules of conduct will include the following guidelines:

●	You may submit questions and comments electronically through the meeting portal during the Annual Meeting. If you wish to submit a question during the Annual Meeting, you may do so by logging in to the virtual meeting platform at www.virtualshareholdermeeting.com/NUZE2023 and typing your question into the “Ask a Question” field, and clicking “Submit”.

1

●	Only stockholders as of the Record Date for the Annual Meeting and their proxy holders may submit questions at the Annual Meeting.
●	Please direct all questions to the Secretary of the Company.
●	Please include your name and affiliation, if any, when submitting a question or comment.
●	Limit your remarks to one brief question or comment that is relevant to the Annual Meeting and/or our business.
●	Questions may be grouped by topic by our management.
●	Questions may also be ruled as out of order if they are, among other things, irrelevant to our business, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the speaker’s own personal, political or business interests.
●	Be respectful of your fellow stockholders and Annual Meeting participants.
●	No audio or video recordings of the Annual Meeting are permitted.

If you encounter any difficulties accessing the virtual Annual Meeting during login or in the course of the meeting, please contact the phone number found on the login page at www.virtualshareholdermeeting.com/NUZE2023.

Who can vote at the Annual Meeting?

Only stockholders of our Common Stock at the close of business on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were [●] shares of Common Stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares of Common Stock were registered directly in your name with our transfer agent, V Stock Transfer, LLC, then you are a stockholder of record. As a stockholder of record, you may vote (i) through the internet before or at the Annual Meeting, using the instructions on the proxy card and those posted at www.virtualshareholdermeeting.com/NUZE2023; (ii) by telephone from the United States, using the number on the proxy card; or (iii) by completing and returning the enclosed printed proxy card. Whether or not you plan to virtually attend the Annual Meeting, we urge you to vote your shares by proxy in advance of the Annual Meeting electronically through the internet, by telephone or by completing and returning the enclosed printed proxy card. To help us keep our costs low, please vote through the internet, if possible.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on the Record Date, your shares of Common Stock were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name”. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker (or bank or other nominee) regarding how to vote the shares in your account. You may so instruct your broker (or bank or other nominee) through the internet or by telephone as described in the applicable instructions your broker has provided with these proxy materials. You may also vote by completing the voting instruction card your broker provides to you. To help us keep our costs low, please vote through the internet, if possible. As a beneficial owner, you are also invited to virtually attend the Annual Meeting at www.virtualshareholdermeeting.com/NUZE2023 by entering the 16-digit control number provided by your broker (or bank or other nominee) and vote your shares of Common Stock online during the Annual Meeting.

Can I revoke my proxy and change my vote?

Any stockholder of record who executes and delivers a proxy may revoke it at any time prior to its use by (i) giving written notice of revocation to the Secretary of the Company, (ii) executing and delivering a proxy bearing a later date, or (iii) virtually attending the Annual Meeting and voting online during the Annual Meeting. Simply attending the Annual Meeting will not, by itself, revoke your proxy. Even if you plan to virtually attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions in advance of the Annual Meeting so that your vote will be counted if you later decide not to virtually attend the Annual Meeting.

2

If you are a beneficial owner, you will need to revoke or resubmit your proxy through your broker (or bank or other nominee) and in accordance with its procedures.

What are the recommendations of the Board?

Each of the recommendations of the Board is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote “FOR” the election of the nominees to the Board as more fully described in the section titled “Proposal One – Election of Directors;” and “FOR” each of Proposal Two, Proposal Three, Proposal Four and Proposal Five. If you sign and return your proxy card but do not specify how you want your shares voted, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board.

The Board does not know of any other matters that may be brought before the Annual Meeting nor does it foresee or have reason to believe that the proxy holders will have to vote for a substitute or alternate board nominee for director. In the event that any other matter should properly come before the Annual Meeting or any nominee for director is not available for election, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in accordance with their best judgment.

What constitutes a quorum?

The presence, by virtual attendance or represented by proxy, of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker “non-votes” will be counted as present in determining whether the quorum requirement is satisfied. See below for information on broker “non-votes.”

If I am a beneficial owner of shares held in “street name” and I do not provide my broker, bank or other agent with voting instructions, what happens?

If you are a beneficial owner of shares of our Common Stock and do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is deemed to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.

We believe Proposals One, Two, Three and Four are considered non-routine matters under applicable rules. Accordingly, we believe that, without your specific voting instructions, your broker or nominee will not be permitted to vote your shares on Proposals One, Two, Three or Four. Such an event would result in a “broker non-vote” and these shares will not be counted as having been voted on Proposals One, Two, Three and Four. Accordingly, please instruct your bank, broker or other agent to ensure that your vote will be counted.

The ratification of the appointment of MaloneBailey LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2023 (Proposal Five) is considered a routine matter under applicable rules. Accordingly, if you are a beneficial owner and your shares of our Common Stock are held in the name of a broker or other nominee, the broker or other nominee is permitted to vote your shares on Proposal Five even if the broker or other nominee does not receive voting instructions from you. As a result, we do not anticipate any broker non-votes with respect to Proposal Five. We are aware, however, that certain brokers elect not to exercise their discretionary authority to vote on routine matters absent voting instructions from their beneficial owners. Accordingly, we strongly urge you to instruct your broker how to vote with respect to Proposals One, Two, Three, Four and Five.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

3

As a reminder, if you a beneficial owner of shares held in “street name,” in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from such organization.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count: (i) with respect to Proposals One, Two, Three and Four, votes “FOR,” “AGAINST,” abstentions and broker non-votes and (ii) with respect to Proposal Five, votes “FOR,” “AGAINST” and abstentions.

How many votes are needed to approve each proposal?

Proposal One — Election of directors. Assuming that a quorum is present, the affirmative votes equal to at least a majority of the votes of the shares of Common Stock present by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote are required for the election of directors. Stockholders do not have the right to cumulate their votes for directors. Abstentions will have the same effect as an “AGAINST” vote and broker non-votes will have no effect.

Proposal Two — Amendment to the Articles to reincorporate into the Articles the “Additional Articles,” which, due to a clerical error, were erroneously and inadvertently separated from the record at an indeterminable date after they were originally filed as part of the Articles filed with the Nevada Secretary of State on July 15, 2011 (the “Separated Pages”). The affirmative vote from the holders of a majority of the outstanding shares of Common Stock as of the Record Date for the Annual Meeting will be required for approval of the amendment to the Articles. Abstentions and broker non-votes will have the same effect as an “AGAINST” vote.

Proposal Three — Adoption of the 2023 Equity Plan. The affirmative votes equal to at least a majority of the total votes cast by holders of our Common Stock entitled to vote on Proposal Three will be required for approval of the adoption of the 2023 Equity Plan. Abstentions and broker non-votes will have no effect.

Proposal Four — Non-binding advisory vote on compensation paid to our named executive officers. The compensation paid to our named executive officers will be approved if the number of votes cast “FOR” Proposal Four exceeds the number of votes cast “AGAINST” such proposal. Because this vote is advisory, it will not be binding upon the Board. However, the Board and its compensation committee (the “Compensation Committee”) will take into account the outcome of the vote when considering future executive compensation arrangements. Abstentions and broker non-votes will have no effect.

Proposal Five — Ratification of the appointment of the Independent Registered Public Accounting Firm. The ratification of the appointment of MaloneBailey LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2023 will be approved if the number of votes cast “FOR” Proposal Five exceeds the number of votes cast “AGAINST” such proposal. Abstentions will have no effect on Proposal Five. We do not expect any broker non-votes for Proposal Five.

Other Matters. For each other matter, the proposal will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition to the proposal.

4

PROPOSAL ONE

ELECTION OF DIRECTORS

Directors and Nominees

The Third Amended and Restated Bylaws of the Company (the “Bylaws”) provide that the Board shall consist of at least one and no more than thirteen directors, comprising only one class of directors, with the exact number being designated from time to time by resolution of the Board. Our Board is elected annually by our stockholders, and each director is elected for a term of one year or until his or her successor has been duly elected and qualified. Our nominees for election include our five current independent directors and the person who serves as our Chairman and Chief Executive Officer. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

The number of members of our Board is currently six (6). The Board has nominated Masateru Higashida, Kevin J. Conner, Tracy Ging, J. Chris Jones, Nobuki Kurita, and David G. Robson, each of whom currently serve on the Board, to stand for re-election as directors at the Annual Meeting. If Ms. Ging and Messrs. Higashida, Conner, Jones, Kurita and Robson are elected, they will each serve a term expiring at the annual meeting of stockholders in 2024, or until their successors are elected and qualified. There are no family relationships among any of our director nominees or executive officers.

The Board has no reason to believe that any of its nominees will refuse or be unable to accept election. However, if any nominee is unable to accept election or if any other unforeseen contingencies should arise, the Board may designate a substitute nominee. If the Board designates a substitute nominee, the persons named as proxies will vote for the substitute nominee designated by the Board.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE LISTED NOMINEES.

The following table, together with the accompanying text, sets forth certain information with respect to each of our director nominees:

Nominees for Director

Name	Age	Position	Director Since
Masateru Higashida	51	Chief Executive Officer, President, Treasurer, Secretary and Chairman of the Board	2011
Kevin J. Conner	60	Director	2019
Tracy Ging	51	Director	2021
J. Chris Jones	67	Director	2019
Nobuki Kurita	67	Director	2021
David G. Robson	56	Director	2021

MASATERU HIGASHIDA Mr. Higashida has served as our Chief Executive Officer, Secretary, and Treasurer since October 2014, and as Chair of the Board since April 2013. In July 2020, Mr. Higashida was also re-appointed President of the Company. He previously also held the position of President from October 2014 until August 2017, and Chief Financial Officer from August 2014 until February 2019. Mr. Higashida previously founded multiple companies, including a Korea-based investment company and a Singapore-based investment company, and began his career in the financial industry in Nagoya, Japan.

Mr. Higashida is an employee director. The Board values Mr. Higashida’s extensive experience operating the Company. As the Company’s Chief Executive Officer and President, Mr. Higashida is able to apprise the Board of the operational and financial results as they occur and provide insight into the environment in which the Company operates.

5

KEVIN J. CONNER Mr. Conner has served on our Board since October 2019. Mr. Conner is currently Managing Director of Conner & Associates, a restructuring and turnaround servicing firm he founded in 1991. Mr. Conner has held senior management and board seats of public and private companies along with being the Chair of the Conner & Associates’ SEC audit practice. Mr. Conner is frequently retained as a qualified expert witness in matters before both Federal and State courts, including both corporate governance and general business matters. Mr. Conner holds an MS in Taxation from Philadelphia University and a BS in Accounting from West Chester University of Pennsylvania along with being licensed to practice as a CPA in the State of New York and the Commonwealth of Pennsylvania.

Mr. Conner’s qualifications for election to the Board include his expertise in public company accounting and regulatory compliance matters.

TRACY GING Ms. Ging has served on our Board since April 2021. Since June 2020, Ms. Ging has served as Chief Marketing Officer of Kum & Go, a convenience store chain with 400 stores across 11 states. Her responsibilities in this position include providing executive leadership for merchandising, business intelligence and analytics, and serving on the senior leadership team responsible for the long-term strategic direction of the business. Prior to joining Kum & Go, Ms. Ging served as Chief Business Officer of S&D Coffee and Tea from 2012 to 2020. Ms. Ging earned a Bachelor of Science from Indiana University and a Master’s Degree in Communication and Organizational Leadership from Gonzaga University. In addition, in December 2021, Ms. Ging completed the General Management Program from The Wharton School of the University of Pennsylvania, where she focused her studies on digital strategies and board governance.

Ms. Ging’s qualifications for election to the Board include her extensive marketing and leadership experience, coupled with her experience in the coffee industry, which provides our Board with a valuable perspective on the business sector in which our Company operates.

J. CHRIS JONES Mr. Jones has served on our Board since October 2019. Mr. Jones currently serves as the Managing Director of Haddington Ventures, LLC, a venture fund manager and advisor Mr. Jones co-founded in 1998, where he focuses on acquisitions, financing and administrative issues of portfolio companies. While at Haddington, Mr. Jones has served on over 12 boards of directors of portfolio companies, including multiple companies that were ultimately acquired by publicly traded companies, such as Lodi Gas Storage, which was sold to Buckeye Partners, and Bear Paw Energy, which was sold to Northern Border Partners. Prior to the formation of Haddington, Mr. Jones served as Vice President and Chief Financial Officer of Tejas Power Corporation (“TPC”), a publicly traded company, from 1985 until his appointment as Senior Vice President and Chief Operating Officer in 1995. He also served as a Director of Market Hub Partners, L.P., TPC’s natural gas storage joint venture with Dayton Power & Light, New Jersey Resources, NIPSCO and Public Service Electric and Gas. Prior to his association with TPC, Mr. Jones served as Secretary/Treasurer, and later Chief Financial Officer of The Fisk Group, Inc., a U.S. and international electrical contracting subsidiary of Amec p.l.c., a publicly traded U.K. company. He was employed with The Fisk Group from 1979 to 1985. Mr. Jones began his professional career with the auditing firm Price Waterhouse in Houston, Texas in 1977. He received his BBA degree in Accounting from the University of Texas at Austin in 1977.

Mr. Jones’ qualifications for election to the Board include his experience both in the operation of public company business and serving on the boards of directors of public companies and his related expertise in corporate governance matters.

NOBUKI KURITA Mr. Kurita has served on our Board since March 2021. Mr. Kurita, who is presently retired, served as President of Sony China Co., Ltd from 2012 to 2016 and as SVP at Sony Corporation (Sony HQ) from 2009 to 2016. While at Sony, Mr. Kurita also served as Chief Executive Officer of Sony Mexico from 1999 to 2003. From September 2017 to March 2020, Mr. Kurita served as President and Chief Operating Officer of Restar Holdings Corporation (formerly known as UKC Holdings Corporation) (“Restar”). Restar, which is listed on the Tokyo Stock Exchange, is engaged in trading of semiconductors and electric devices in Japan and internationally.

Mr. Kurita’s qualifications for election to the Board include his extensive executive leadership expertise and experience, including serving as a top executive for a publicly traded company in Japan, and his related expertise in marketing, strategic planning, risk management, and technical innovation.

6

DAVID G. ROBSON Mr. Robson has served on our Board since March 2021. Mr. Robson has over twenty-five years of operational, finance and accounting experience and has held senior positions with both public and private companies in a variety of industries. Since March 2021, Mr. Robson has served as Chief Financial Officer of Nuvve Holding Corp., a publicly traded green energy technology company. Mr. Robson has served on the Board of Directors of Payference, a software business, since February 2020. Mr. Robson served as the Chief Financial Officer and Chief Compliance Officer of Farmer Brothers Co., a publicly traded national distributor of coffee, tea and culinary products from February 2017 to November 2019. His responsibilities included overseeing mergers and acquisitions, investor relations, information technology and finance. Mr. Robson served as the Chief Financial Officer of PIRCH, a curator and retailer of kitchen, bath and outdoor home brands, from September 2014 to September 2016. From January 2012 to September 2014, Mr. Robson was the Chief Financial Officer of U.S. AutoParts, an online provider of auto parts and accessories. Prior to that, he served as the Executive Vice President and Chief Financial Officer of Mervyns LLC, a former discount department store chain, from 2007 to 2011. From 2001 to 2007, he served as the Senior Vice President of Finance and Principal Accounting Officer for Guitar Center, Inc. Mr. Robson began his career with the accounting firm Deloitte & Touche Tohmastu. Mr. Robson graduated with a Bachelor of Science degree in Accounting from the University of Southern California and is a certified public accountant (inactive) in the State of California.

Mr. Robson’s qualifications for election to the Board include his experience as Chief Financial Officer and Chief Compliance Officer of a national distributor of coffee, tea and culinary products as well as his vast operational, finance and accounting experience with both public and private companies in a variety of industries.

Board Diversity Matrix

For the Annual Meeting, the Board has nominated six individuals who bring valuable diversity to the Board. Their collective experience covers a wide range of professional, geographic and industry backgrounds. The table below provides certain highlights of the composition of our directors. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f).

Board Diversity Matrix (As of January 18, 2023 and January 19, 2022)

Total Number of Directors	6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	4	0	1
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	2	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	2	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+			0
Did Not Disclose Demographic Background			1

Board and Committee Meetings; Attendance

The Company does not have a policy requiring director attendance at its annual meeting of stockholders, but directors are expected to attend. All of our directors attended virtually our 2022 annual meeting of stockholders (the “2022 Annual Meeting”), which was also held exclusively online in a virtual meeting format only, with no physical in-person meeting. During the fiscal year ended September 30, 2022 (“fiscal year 2022”), the Board held eight meetings, including telephonic meetings. During fiscal year 2022, all directors attended at least 75% of the aggregate of the meetings of the Board and of each of the Board committees on which he or she served at the time.

7

Director Independence

We require that a majority of our Board be independent in accordance with the rules of the Nasdaq Capital Market. Our Board has undertaken a review of the independence of our directors and considered whether any director has any direct or indirect material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board has affirmatively determined that Ms. Ging and Messrs. Conner, Jones, Kurita and Robson, representing five of our six current directors, all of whom served on the Board throughout fiscal year 2022, are “independent directors” as defined under SEC rules and the listing standards of the Nasdaq Capital Market. All of the current members of the Board’s committees are also independent under such standards. The Board acts independently of management and regularly holds independent director sessions of the Board without members of management present. Mr. Higashida is not considered independent due to his service as an executive officer of the Company.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2022, our Compensation Committee consisted of Ms. Ging and Messrs. Jones, Kurita and Robson. None of the members of our Compensation Committee is or has been one of our employees or officers. None of our executive officers currently serves, or during the past fiscal year has served, as a member of the board of directors or compensation committee of another entity that has one or more executive officers serving on our Compensation Committee.

Committees of the Board of Directors

Our Board has established an audit committee (the “Audit Committee”), the Compensation Committee and a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”). The composition and responsibilities of each of the committees of our Board is described below. Members will serve on these committees until their resignation or until as otherwise determined by our Board.

The current members of the Board and the committees of the Board on which they currently serve are identified in the table below.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Masateru Higashida	—	—	—
Kevin J. Conner	Chairman	—	Member
Tracy Ging	—	Member	Member
J. Chris Jones	Member	Chairman	—
Nobuki Kurita	—	Member	Member
David Robson	Member	Member	Chairman

Audit Committee

Our Audit Committee is currently composed of Messrs. Conner, Jones and Robson. Mr. Conner serves as the chairperson of our Audit Committee. Our Board has determined that each current member of our Audit Committee meets the requirements for independence and financial literacy under the applicable rules and regulations of the SEC and the listing rules of the Nasdaq Capital Market. Our Board has also determined that each of Messrs. Conner, Jones and Robson is an “audit committee financial expert” as defined in the rules of the SEC and has the requisite financial sophistication as defined under the listing standards of the Nasdaq Capital Market. During fiscal year 2022, our Audit Committee met three times.

8

The responsibilities of our Audit Committee include, among other things:

●	selecting and hiring the independent registered public accounting firm to audit our financial statements;
●	overseeing the performance of the independent registered public accounting firm and taking those actions as it deems necessary to satisfy itself that the accountants are independent of management;
●	reviewing financial statements and discussing with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews, and the reports and certifications regarding internal control over financial reporting and disclosure controls;
●	preparing the audit committee report that the SEC requires to be included in our annual proxy statement;
●	reviewing the adequacy and effectiveness of our internal controls and disclosure controls and procedures;
●	overseeing our policies on risk assessment and risk management;
●	reviewing and approving related party transactions; and
●	approving or, as required, pre-approving, all audit and all permissible non-audit services and fees to be performed by the independent registered public accounting firm.

Our Audit Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the rules of the Nasdaq Capital Market. A copy of the charter can be found on the Company’s website at https://mynuzee.com/investor-relations/#corporategovernance.

Compensation Committee

Our Compensation Committee is currently composed of Ms. Ging and Messrs. Jones, Kurita and Robson. Mr. Jones serves as the chairperson of our Compensation Committee. Our Board has determined that each current member of our Compensation Committee meets the requirements for independence under the applicable rules and regulations of the SEC and the listing rules of the Nasdaq Capital Market. Each current member of the Compensation Committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). During fiscal year 2022, our Compensation Committee met two times.

The purpose of our Compensation Committee is to oversee our compensation policies, plans and benefit programs and to discharge the responsibilities of our Board relating to compensation of our executive officers. The responsibilities of our Compensation Committee include, among other things:

●	reviewing and approving compensation of our executive officers and reviewing and recommending to the Board for approval compensation of our directors;
●	overseeing our overall compensation philosophy and compensation policies, plans and benefit programs for service providers, including our executive officers;
●	reviewing, approving and making recommendations to our Board regarding incentive compensation and equity plans; and
●	administering our equity compensation plans.

Our Compensation Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the rules of the Nasdaq Capital Market. A copy of the charter can be found on the Company’s website at https://mynuzee.com/investor-relations/#corporategovernance.

The Compensation Committee has the authority, in its sole discretion, to select, appoint and retain outside compensation consultants for advice. The Compensation Committee is directly responsible for the appointment, compensation and oversight of any such consultant, and the Company is responsible for providing appropriate funding for payment of reasonable compensation to any such consultant, as determined by the Compensation Committee. The Compensation Committee also has the authority, in its sole discretion, to retain and obtain the advice and assistance of outside legal counsel and other advisors. In selecting a consultant, outside counsel and other advisors, the Compensation Committee evaluates its independence by considering applicable rules of the Nasdaq Capital Market and any other factors that the Compensation Committee deems relevant to the consultant’s independence from management.

9

In fiscal year 2022, the Compensation Committee retained Aon/Radford as an independent consultant to advise it on certain director and executive compensation matters. Aon/Radford was engaged directly by and reported directly to our Compensation Committee and did no other work for the Company. As requested, a representative of Aon/Radford communicated with Compensation Committee members outside of meetings. The Compensation Committee considered the applicable rules of the Nasdaq Capital Market and determined that Aon/Radford qualified as an independent compensation consultant in accordance with applicable SEC and Nasdaq Capital Market rules.

The Compensation Committee charter does not restrict the Compensation Committee from delegating any of its authority or responsibilities to individual members of the committee or a subcommittee of the Compensation Committee, although the Compensation Committee did not delegate any of its responsibilities during fiscal year 2022.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is currently composed of Ms. Ging and Messrs. Conner, Kurita and Robson. Mr. Robson serves as chairperson of our Nominating and Corporate Governance Committee. Our Board has determined that all current members of our Nominating and Corporate Governance Committee meet the requirements for independence under the applicable rules and regulations of the SEC. During fiscal year 2022, our Nominating and Corporate Governance Committee did not hold any formal meetings but acted by unanimous written consent one time.

The responsibilities of our Nominating and Corporate Governance Committee include, among other things:

●	identifying, evaluating and selecting, or making recommendations to our Board regarding, nominees for election to our Board and its committees;
●	evaluating the performance of our individual directors;
●	considering and making recommendations to our Board regarding the composition of our Board and its committees;
●	considering director nominees recommended by shareholders; and
●	developing and making recommendations to our Board regarding corporate governance guidelines and matters.

Our Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the rules of the Nasdaq Capital Market. A copy of the charter can be found on the Company’s website at https://mynuzee.com/investor-relations/#corporategovernance.

The Company has adopted Corporate Governance Guidelines (the “Corporate Governance Guidelines”), which set forth, among other things, certain criteria for the Nominating and Corporate Governance Committee to consider in evaluating potential director nominees who have the education, business experience, and current insight necessary to understand the Company’s business and be able to evaluate and oversee the direction and performance of the Company. The Nominating and Corporate Governance Committee is also required to assess whether a director candidate meets all other criteria as may be established by the Board, including functional skills, corporate leadership, diversity, international experience, or other attributes that the Board believes will contribute to the development and expansion of the Board’s knowledge and capabilities. While the Company does not have a formal diversity policy, the Board and the Nominating and Corporate Governance Committee believe that considerations of diversity are, and will continue to be, an important component relating to the Board’s composition, as multiple and varied points of view contribute to a more effective decision-making process. For additional information regarding the current composition of our Board, see “Board Diversity Matrix.”

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. To recommend a candidate for election to our Board, a stockholder must notify the Nominating and Corporate Governance Committee by writing to: NuZee, Inc., 1350 East Arapaho Road, Suite #230, Richardson, Texas 75081, Attention: Secretary. Such stockholder’s notice shall set forth the following information, as further described in the Bylaws:

●	the name of the director candidate, the number and class of all shares of each class of our stock beneficially owned by such person, and certain information regarding such director candidate that would be required to be disclosed in a proxy statement pursuant to Regulation 14A under the Exchange Act in which such individual is a nominee for election to our Board;
●	the director candidate’s consent to serve as a director if elected to the Board; and
●	the name and address of the stockholder nominating the director candidate and the number and class of all shares of each class of our stock beneficially owned by such stockholder.

10

Please see the “Stockholder Proposals and Director Nominations” section of this proxy statement for deadlines to submit director nominations for consideration at our next annual meeting of stockholders. The manner in which director nominee candidates suggested in accordance with this policy are evaluated does not differ from the manner in which candidates recommended by other sources are evaluated.

Board Leadership Structure and Role in Risk Oversight

Mr. Higashida is the chairman of the Board and the Company’s Chief Executive Officer. The Company believes that the Chief Executive Officer is best situated to serve as chairman of the Board because he is the director most familiar with our business and industry and the director most capable of identifying strategic priorities and executing our business strategy. In addition, having a single leader provides clear leadership for the Company. We believe that this leadership structure has served the Company well.

Our Board has overall responsibility for risk oversight. The Board has delegated responsibility for the oversight of specific risks to Board committees as follows:

●	The Audit Committee oversees the Company’s risk policies and processes relating to the financial statements and financial reporting processes, as well as key credit risks, liquidity risks, market risks and compliance, and the guidelines, policies and processes for monitoring and mitigating those risks.
●	The Compensation Committee oversees the compensation of our chief executive officer and our other executive officers and reviews our overall compensation policies for employees.
●	The Nominating and Corporate Governance Committee oversees risks related to the Company’s governance structure and processes.

Limitation of Liability of Directors and Officers

Pursuant to Nevada Law, our officers and directors will not be personally liable for damages based upon any act or failure to act in his or her capacity as a director or officer unless the presumption that the officer or director acted in good faith, on an informed basis and with a view to the interests of the corporation has been rebutted and it is proven that the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and such breach involved intentional misconduct, fraud or a knowing violation of the law. This exclusion of liability does not limit any right which a director or officer may have to be indemnified and does not affect any director’s or officer’s liability under federal or applicable state securities laws. With respect to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the Company) by reason of the fact that such person is or was our director or officer or is or was serving at our request as a director, officer or employee of another corporation or other enterprise, we have agreed to indemnify our directors and officers, to the fullest extent permitted by Nevada law, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by a director or officer in connection with any claim against a director or officer if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to our best interests, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. Our Bylaws also provide that directors and officers are entitled to similar indemnification with respect to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in the Company’s favor, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person has been adjudged by a court of competent jurisdiction to be liable for gross negligence or willful misconduct in the performance of such person’s duty to the Company unless and only to the extent that the court in which the action was brought determines that such person is fairly and reasonably entitled to indemnity for such expenses the court shall deem proper.

11

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes of ownership with the SEC.

Based solely on a review of the SEC filings made by the Company’s officers and directors or written representations from certain reporting persons, the Company believes that during fiscal year 2022 its officers, directors and beneficial owners of more than ten percent of Common Stock were in compliance with Section 16(a) of the Exchange Act and made all filings timely, except that following fiscal year 2022 one delinquent Form 4 was filed on December 15, 2022 by Mr. Higashida, our Chief Executive Officer, President and Chairman of the Board who beneficially owns 150,441 shares of Common Stock, to report the acquisition on October 3, 2016 of 383 shares of Common Stock by NuZee Co., Ltd., an entity organized under the laws of Japan of which Mr. Higashida is the majority owner.

Code of Ethics

Our Board has adopted a Code of Business Conduct and Ethics which is applicable to NuZee, Inc. and to all our directors and officers, including our principal executive officer and principal financial officer.

A copy of the Company’s Code of Ethics may be obtained free of charge by making the request to the Company in writing or on the Company’s website at https://mynuzee.com/investor-relations/#corporategovernance.

Derivatives Trading, Hedging, and Pledging Policies

Our Insider Trading Policy provides that, unless advance approval is obtained from the designated Compliance Officer thereunder, none of our executive officers or directors (collectively, “Covered Persons”) may acquire, sell, or trade in any interest or position relating to the future price of Company securities, such as a put option, a call option, or execute a short sale, or engage in hedging or monetization transactions or similar arrangements with respect to Company securities. These prohibitions apply whether or not such Company securities were acquired through the Company’s equity compensation programs. The objective of this policy is to enhance alignment between the interests of our Covered Persons and those of our stockholders. Company employees who are not executive officers are not subject to the prohibitions described in this paragraph.

Further, our Insider Trading Policy provides that no Covered Person or any Company employee may pledge Company securities as collateral to secure loans. This prohibition means, among other things, that these Covered Persons and Company employees may not hold Company securities in a “margin” account, which would allow the Covered Person or Company employee to borrow against their holdings to buy securities.

Stockholder Communications with Directors

Stockholders may communicate their comments or concerns in writing to members of the Board. Any such communication should be addressed to the attention of the Company’s Secretary at the Company’s principal executive offices. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board. Under the procedures established by the Board, upon the Secretary’s receipt of such a communication, the Company’s Secretary will send a copy of such communication to each member of the Board, identifying it as a communication received from a stockholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board held more than two days after such communication has been distributed, the Board will consider the substance of any such communication.

Director Compensation

In January 2022, the Board adopted and approved a new director compensation policy (the “Director Compensation Policy”) pursuant to which the Company provides the following compensation to its non-employee Board members: (i) annual cash compensation of $50,000, effective as of October 1, 2021 and payable quarterly in advance; (ii) payment to each Board member of reasonable out-of-pocket expenses for travel costs to attend Board meetings; (iii) beginning with the 2022 Annual Meeting, annual grants of restricted shares of common stock with an aggregate grant date fair value of $50,000 to each Board member upon such Board member’s election or re-election, as applicable, to the Board at each annual meeting of stockholders, and (iv) annual payments to the Audit Committee Chair, Compensation Committee Chair and Nominating and Corporate Governance Committee Chair of $10,000, $7,500 and $5,000, respectively. Pursuant to the Director Compensation Policy, in fiscal year 2022, each of Ms. Ging and Messrs. Conner, Jones, Kurita and Robson was granted 674 restricted shares of Common Stock upon their re-election to the Board at the 2022 Annual Meeting.

12

As set forth in the Corporate Governance Guidelines, directors who are also employees of the Company will not be paid for Board membership in addition to their regular employee compensation. Accordingly, Mr. Higashida does not receive separate compensation for his service as a director of the Company. Mr. Higashida’s compensation is discussed and summarized in the Summary Compensation Table included in this proxy statement.

Director Compensation Table

The following table shows for the fiscal year ended September 30, 2022 certain information with respect to the compensation of our non-employee directors who served in fiscal year 2022:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)

Kevin J. Conner(2)(3)	60,000	50,000	110,000
Tracy Ging(2)(3)	50,000	50,000	100,000
J. Chris Jones(2)(3)	57,500	50,000	107,500
Nobuki Kurita(2)(3)	50,000	50,000	100,000
David G. Robson(2)(3)	55,000	50,000	105,000

(1)	Amounts listed in this column represent the aggregate fair value of the awards computed as of the grant date of each award in accordance with Financial Accounting Standards Board Accounting Standards Codification No. 718, Compensation-Stock Compensation, or FASB ASC Topic 718, rather than amounts paid to or realized by the named individual. See the notes to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2022 for a discussion of assumptions made in determining the grant date fair value and compensation expense of our restricted stock awards. These amounts do not necessarily correspond to the actual value that the individuals may realize upon vesting.
(2)	Pursuant to the Director Compensation Policy, on March 17, 2022, each of Ms. Ging and Messrs. Conner, Jones, Kurita and Robson was granted 674 restricted shares of Common Stock, all of which shall vest on the one-year anniversary of the grant date, subject to their continued service on the Board.
(3)	Each of Ms. Ging and Messrs. Conner, Jones, Kurita and Robson also held options to purchase an aggregate of 6,524 shares of Common Stock, of which options to purchase 4,893 shares were vested, as of September 30, 2022.

13

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND

RELATED STOCKHOLDER MATTERS

The following table sets forth, as of January 18, 2023, the beneficial ownership of our Common Stock by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;
●	each of our named executive officers;
●	each of our directors; and
●	all executive officers and directors as a group.

Except as otherwise indicated, all shares are owned directly, and the percentage shown is based on 691,088 shares of Common Stock issued and outstanding on January 18, 2023. On December 28, 2022, we completed a l-for-35 reverse stock split, which became effective on December 28, 2022 upon acceptance of the Company’s filing of an amendment to the Articles with the Secretary of State of Nevada (the “Reverse Stock Split”). Unless we indicate otherwise, all share and per share information in this proxy statement reflects the Reverse Stock Split.

Except as otherwise indicated below, information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than five percent (5%) of Common Stock. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of our Common Stock issuable pursuant to the exercise of stock options that are either immediately exercisable or exercisable within 60 days of January 18, 2023. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Except as otherwise indicated below, the address of each person listed in the table below is 1350 East Arapaho Road, Suite #230, Richardson, Texas 75081.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percentage of Shares of Common Stock Beneficially Owned (2)
Directors and Named Executive Officers
Masateru Higashida(1)	150,441		21.3%
Patrick Shearer(2)	2,286		*
Jose Ramirez(3)	286		*
Tomoko Toyota(4)	—		*
Kevin J. Conner(5)	7,198		1.0%
Tracy Ging(6)	5,567		*
J. Chris Jones(5)	7,198		1.0%
Nobuki Kurita(5)	7,198		1.0%
David G. Robson(5)	7,198		1.0%
All Executive Officers and Directors as a group (9 persons)(7)	203,944		27.5%
All other 5% Stockholders
Entities affiliated with Sabby Management, LLC(8)	72,028	(8)	4.99	%(9)
Sooncha Kim(10) 8/F., Nihombashi MM Bldg., 3-5-12 Nihombashi, Chou-Ki, 103-0027, Tokyo, Japan	62,850		8.94%

*	Represents less than 1% of our outstanding Common Stock.

14

(1)	Includes (a) 405 shares of Common Stock owned by NuZee Co., Ltd., an entity of which Mr. Higashida is the majority owner, and (b) options to purchase 14,477 shares of Common Stock that may be exercised within 60 days of January 18, 2023.

(2)	Mr. Shearer’s resignation as Chief Financial Officer became effective on January 4, 2023. Includes options to purchase 2,286 shares of Common Stock that may be exercised within 60 days of January 18, 2023.

(3)	Mr. Ramirez’s resignation as Chief Sales Officer and Chief Supply Chain Officer became effective on December 2, 2022. Includes options to purchase 286 shares of Common Stock that may be exercised within 60 days of January 18, 2023.

(4)	Ms. Toyota ceased serving as our Chief Marketing Officer as of September 27, 2022.

(5)	Includes options to purchase 6,524 shares of Common Stock that may be exercised within 60 days of January 18, 2023.

(6)	Includes options to purchase 4,893 shares of Common Stock that may be exercised within 60 days of January 18, 2023.

(7)	Includes options to purchase 50,133 shares of Common Stock that may be exercised within 60 days of January 18, 2023.

(8)	Includes, subject to a 4.99% beneficial ownership limitation provision (“Blocker”) described below, 47,735 shares of Common Stock issuable upon exercise of the Company’s Series A Warrants, and 24,293 shares of Common Stock issuable upon exercise of the Company’s Series B Warrants. Number of shares based on information reported on Amendment No. 1 to the Schedule 13G/A filed with the SEC on January 4, 2022, reporting beneficial ownership by (a) Sabby Volatility Warrant Master Fund, Ltd., (b) Sabby Management, LLC (“Sabby Management”), and (c) Hal Mintz, and certain additional information known to the Company. As more fully described in the following footnote (9), the Company’s Series A Warrants and Series B Warrants are subject to a 4.99% Blocker. However, the 72,028 shares of Common Stock reported in this table for Sabby Management includes the number of shares of Common Stock that would be issuable upon full conversion and exercise of the Company’s Series A Warrants and Series B Warrants and do not give effect to such Blocker.

(9)	Pursuant to the terms of the Company’s Series A Warrants and Series B Warrants, Sabby Management cannot exercise the Series A Warrants and Series B Warrants to the extent Sabby Management would beneficially own, after any such exercise, more than 4.99% of the outstanding shares of our Common Stock (again, the “Blocker”). The 4.99% percentage set forth herein for Sabby Management gives effect to the Blocker.

(10)	Number of shares based on information reported on Schedule 13G filed with the SEC on April 22, 2022, reporting beneficial ownership by Mr. Sooncha Kim, and certain additional information known to the Company. According to the report, Mr. Sooncha Kim has sole voting and dispositive power over 34,866 shares. In addition to those shares included on the report, Mr. Sooncha Kim purchased (i) 24,286 shares of Common Stock in the Registered Offering (as defined and further described below, see “Certain Relationships and Related Transactions”) in August 2022 and (ii) 3,698 additional shares in open market purchases.

15

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as set forth below, other than the director and executive officer compensation arrangements discussed herein in the sections titled “Director Compensation” and “Executive Compensation”, there has not been any transaction or series of transactions since October 1, 2020, nor is there any currently proposed transaction, in which:

●	we have been or are to be a participant;
●	the amount involved exceeded or will exceed the lesser of (i) $120,000 or (ii) 1% of the average of the Company’s total assets at year end for the last two completed fiscal years; and
●	any of our directors, executive officers or, to our knowledge, beneficial owners of 5% or more of our capital stock, or any immediate family member of or person sharing the household with any of these individuals or entities, had or will have a direct or indirect material interest.

Mr. Sooncha Kim, who beneficially owns approximately 8.94% of our Common Stock based on the Schedule 13G filed with the SEC on April 22, 2022 and certain additional information known to us, purchased 24,286 shares of Common Stock for an aggregate purchase price of approximately $697,000 on August 10, 2022 in our underwritten public offering (the “Registered Offering”) of Common Stock, which we completed pursuant to an Underwriting Agreement dated as of August 7, 2022 and a prospectus supplement to our effective shelf registration statement on Form S-3 (Registration No. 333-248531). Mr. Sooncha Kim purchased shares of Common Stock in the Registered Offering from the underwriter on the same terms as all other investors participating in the Registered Offering. The Board pre-approved Mr. Sooncha Kim’s purchase of shares of Common Stock in the Registered Offering in accordance with our Related Party Transaction Policy.

Control by Officers and Directors

Our officers and directors and their affiliates beneficially own, in the aggregate, approximately 27.5% of our outstanding Common Stock as of January 18, 2023. As a result, in certain circumstances, these stockholders acting together may be able to determine matters requiring approval of our stockholders, including the election of our directors, or they may delay, defer or prevent a change in control of us. See “Security Ownership of Certain Beneficial Owners and Management” herein.

16

Information about our Executive Officers

The following sets forth the names, ages and positions of our current executive officers, except for Mr. Higashida, whose biography is set forth above with our other directors.

SHANA BOWMAN Ms. Bowman, age 47, has served as our interim Chief Financial Officer since January 2023. Prior to her appointment as interim Chief Financial Officer, Ms. Bowman served as the Company’s Controller since December 2020. Before joining the Company, Ms. Bowman served as the Director of Accounting and Finance at Trade Star Energy, Inc. from July 2017 to April 2019. During this time, Ms. Bowman was responsible for building the company’s accounting and finance teams and improving the company’s finance functions to comply with the rules governing public companies, such as the Sarbanes-Oxley Act of 2002. Following her role with Trade Star Energy, Ms. Bowman served as U.S. Financial Controller at National Oilwell Varco from April 2019 to October 2020. In this role, Ms. Bowman was responsible for overseeing several of the company’s U.S. business units, managing forecasts in relation to market changes during the COVID-19 pandemic, and overseeing all cost accounting for business units, among other responsibilities. Ms. Bowman earned a Bachelor of Business Administration degree in accounting from the University of Houston.

TRAVIS GORNEY Mr. Gorney, age 42, has served as our Chief Innovation Officer and Vice President, Sales since May 2021. He previously served as our Chief Marketing Officer and Vice President from July 2020 to May 2021, President and Chief Operating Officer from September 2017 to July 2020, Senior VP of Sales and Marketing from January 2017 to August 2017 and VP of Sales and Supply Chain Management from February 2016 to January 2017. Mr. Gorney became a full-time employee of the Company in April 2013, following two years of consulting for Mr. Higashida on a project concerning bottled spring water from New Zealand as well as a line of certified organic beauty products. From 2008 through 2018, Mr. Gorney acted as President and CEO of Left Coast Threads, Inc., a company that operates retail clothing stores. Previously, in 2003, Mr. Gorney formed Point Blank Beverage, Inc., where, as President and CEO, he developed a premium energy drink by the name of Torque. Mr. Gorney began his career in the beverage industry as national sales manager for a start-up independent energy beverage company named Rollin X, LLC, where he worked from 2002 until 2004.

MARIE FRANKLIN Ms. Franklin, age 56, has served as our Senior Vice President of Sales and Marketing since December 1, 2022. She previously served as our Vice President of Sales, North and West Coast from July 2021 to December 2022. Before joining the Company, Ms. Franklin served as the Director of Quality and Education for Umbria Coffee Roasters, a full-service, wholesale coffee roaster based in Seattle, Washington, from July 2015 to June 2020. During this time, Ms. Franklin led innovation, education and coffee quality for both retail and wholesale clients, launched a cold brew beverage program and ready-to-drink products to effectively increase company sales and improved coffee quality by updating standard and instituting comprehensive beverage quality assurance protocol, among other things. Ms. Franklin has over 30 years of experience in the coffee industry. Ms. Franklin attended Philadelphia College of Textiles and Science (later acquired by Thomas Jefferson University) where she studied in the Fashion Merchandising program, earned a Food Industry Executive Leadership Certificate from Portland State University, and completed an online Specialization in Organizational Leadership through Northwestern University.

17

PROPOSAL TWO

AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO REINCORPORATE THE SEPARATED PAGES

On January 20, 2023 the Board adopted a resolution approving, and recommending that the Company’s stockholders approve, this proposal to grant the Board the authority to file an amendment (the “Restoration Amendment”) to the Articles, to reincorporate the Separated Pages, in the form attached hereto as Appendix A.

Reasons for Stockholder Approval at the Annual Meeting

At the Company’s special meeting of stockholders held on December 9, 2022 (the “Special Meeting”), the Restoration Amendment was presented to the Company’s stockholders for approval, but the proposal did not receive sufficient votes for approval at the Special Meeting, although the Company’s stockholders did approve a proposal to effect the Reverse Stock Split. In the interest of implementing the Reverse Stock Split as soon as practicable following the Special Meeting, which was necessary to regain compliance with certain Nasdaq Listing Rules, the Board determined that it was in the best interests of the Company and its stockholders not to adjourn the Special Meeting to a later date to solicit additional votes in favor of the Restoration Amendment, and instead determined to present the Restoration Amendment to the Company’s stockholders for approval at the Annual Meeting.

Purpose and Effect of the Restoration Amendment

The Articles, including the Separated Pages, were originally filed with the Nevada Secretary of State on July 15, 2011. For reasons not known to the Company or the Board, the Separated Pages originally included with the Articles were subsequently (at an indeterminable date) separated from the record maintained by the Nevada Secretary of State. To rectify this clerical error, the Restoration Amendment would reincorporate the language from the Separated Pages into the Articles. The Separated Pages were included with the Articles filed as Exhibit 3.1 to the Company’s Registration Statement on Form S-1 filed on September 6, 2011 and, therefore, the Separated Pages have been publicly on file with the Securities and Exchange Commission since that time. The Board has determined that it is in the best interests of the Company and its stockholders to rectify the clerical error and reincorporate the language from the Separated Pages into the record maintained by the Nevada Secretary of State.

In addition, the Board believes that the Restoration Amendment, which will reincorporate the language from the Separated Pages into the Articles, is necessary and in the best interests of the Company and its stockholders because the Separated Pages provide important detail regarding certain rights of the Company and its stockholders, including:

●	Opt out of Certain Anti-Takeover Statutes. The State of Nevada, where we are incorporated, has enacted statutes that could prohibit or delay mergers or other takeover or change in control attempts of our Company and, accordingly, may discourage attempts to acquire our Company even though such a transaction may offer our stockholders the opportunity to sell their stock at a price above the prevailing market price. For example, unless a corporation has opted out, these anti-takeover laws prevent Nevada corporations from engaging in a business combination with any stockholder, including all affiliates and associates of the stockholder, who is the beneficial owner of 10% or more of a corporation’s outstanding voting stock, for two years following the date that the stockholder first became the beneficial owner of 10% or more of the corporation’s voting stock, unless specified conditions are met. The Separated Pages opted out of these statutes under Nevada law, such that these statutes were not applicable to us.

If approved by the Company’s stockholders at the Annual Meeting, the Restoration Amendment will reincorporate the language from the Separated Pages into the Articles to again opt the Company out of these statues under Nevada law, such that these statutes would not be applicable to our Company going forward. If the Restoration Amendment is not approved by our stockholders at the Annual Meeting, however, the Company will be subject to these statutes, which may have the effect of delaying, deferring or discouraging another party from acquiring control of our Company, thereby reducing the likelihood that our stockholders could receive a premium for their Common Stock in any acquisition.

18

●	Authorization of Preferred Stock. The Separated Pages authorized the Board to issue up to 100,000,000 shares of preferred stock, par value $0.00001 per share, in one or more series, and for the Board to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of preferred stock. This authorization provided the Board with increased financial and strategic flexibility, as shares of preferred stock were available for, among other things, possible issuances in connection with such activities as public or private offerings of shares for cash, acquisitions of other companies, pursuit of financing opportunities and other proper corporate purposes.

If approved by the Company’s stockholders at the Annual Meeting, the Restoration Amendment will reincorporate the language from the Separated Pages into the Articles to again permit the Board to issue up to 100,000,000 shares of preferred stock, in one or more series, with such preferences, privileges and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, including dividend rights, conversion rights, voting rights, redemption rights, liquidation preference, sinking fund terms and the number of shares constituting any series or the designation of any series, as shall be designated from time to time by the Board prior to the issuance of any such shares. The Board would be authorized to issue shares of preferred stock without any further action by the Company’s stockholders, except as may be required by applicable law or Nasdaq Listing Rules. If the Restoration Amendment is not approved by our stockholders at the Annual Meeting, the Board will not be authorized to issue preferred stock at one or more times in the future without further action by the stockholders, which may affect the Company’s ability to raise additional capital and engage in strategic transactions going forward.

The Board does not have any plans, proposals or arrangements concerning the issuance of shares of preferred stock if the Restoration Amendment is approved by the Company’s stockholders at the Annual Meeting. In addition, the authorization of preferred stock is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in the Articles or Bylaws in effect on the date of this proxy statement. However, the Board’s power to issue preferred stock could have the effect of delaying, deterring or preventing a transaction or a change in control of the Company that might otherwise be in the best interest of the Company’s stockholders.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE RESTORATION AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION.

19

PROPOSAL THREE

APPROVAL OF THE NUZEE, INC. 2023 EQUITY INCENTIVE PLAN

Background

Since 2013, the Company has used the 2013 Plan and the 2019 Plan to grant equity compensation to the Company’s directors, employees and other eligible service providers. The 2013 Plan and the 2019 Plan were designed to promote the long-term success of the Company and the creation of stockholder value by encouraging employees and eligible service providers to focus on critical long-range corporate objectives, encouraging the attraction and retention of employees and other eligible service providers with exceptional qualifications, and linking the respective interests of the Company’s employees and other eligible service providers to those of the Company’s stockholders. The Board believes that the 2013 Plan and the 2019 Plan have been effective in providing such incentives. The Board also believes that for the Company to continue to attract and retain outstanding individuals, it must continue to have incentive plans of this type in place.

Subject to stockholder approval, the Board adopted the NuZee, Inc. 2023 Equity Incentive Plan (again, the “2023 Equity Plan”) on January 20, 2023, upon the recommendation of the Compensation Committee. The Company believes that the 2023 Equity Plan is necessary because the 2013 Plan is set to expire in October 2023 and there are a limited number of shares remaining available for grant under the 2019 Plan. As of January 13, 2023, there were only approximately 26,346 shares remaining available for grant under the 2019 Plan. If stockholders do not approve the 2023 Equity Plan, it will not be implemented. The Board is therefore recommending that stockholders approve the 2023 Equity Plan to ensure that the Board and the Compensation Committee will be able to make the types of awards, and covering the number of shares, as necessary to meet the Company’s compensatory needs going forward. The Board considers the ability to grant equity-based awards to be an important part of its strategy for recruiting and retaining key employees, consultants and directors and for aligning their interests with the interests of the Company’s stockholders.

The 2023 Equity Plan is intended to replace both the 2013 Plan and the 2019 Plan. Upon stockholder approval of the 2023 Equity Plan, no further grants will be made under the 2013 Plan and the 2019 Plan. However, any outstanding awards under the 2013 Plan and the 2019 Plan will continue in accordance with the terms of the 2013 Plan and the 2019 Plan, as applicable, and any award agreement executed in connection with such outstanding awards.

Stockholder approval of the 2023 Equity Plan is also necessary to ensure that the 2023 Equity Plan meets the requirements under section 422 of the Internal Revenue Code for issuing incentive stock options and the Nasdaq Capital Market approval requirements for equity compensation plans.

Summary of the 2023 Equity Plan

The following is a summary of the material terms of the 2023 Equity Plan. This summary does not purport to be a complete description of all provisions of the 2023 Equity Plan and is qualified in its entirety by reference to the complete text of the 2023 Equity Plan, a copy of which is attached as Appendix B to this proxy statement. You may also obtain a copy of the 2023 Equity Plan, free of charge, by writing to the Company, NuZee, Inc., at 1350 East Arapaho Road, Suite #230, Richardson, Texas 75081; Attention: Investor Relations.

When considering the number of additional shares to request under the 2023 Equity Plan, the Board considered a number of factors, including the potential dilution that would result from the 2023 Equity Plan and our potential future equity compensation needs. The 103,000 shares to be reserved under the 2023 Equity Plan represent approximately 14.9% of our Common Stock currently outstanding, and if issued would result in total dilution (when taken together with shares underlying awards outstanding under the 2013 Plan and the 2019 Plan) over the 10-year period in which we expect to use these shares of approximately 23% of our Common Stock then outstanding. The Board believes that this level of potential dilution is reasonable for a company of our size in our industry, particularly because the 2023 Equity Plan does not contain an “evergreen provision” providing for the automatic replenishment of shares that may be issued under the plan. In light of the factors considered, the Board believes that the 2023 Equity Plan represents a critical tool for the Company to incentivize directors, employees and consultants to increase the value of the Company for all stockholders.

20

Corporate Governance Provisions

The 2023 Equity Plan contains several provisions intended to make sure that awards under the 2023 Equity Plan comply with established principles of good corporate governance. These provisions include:

●	No Discounted Stock Options. Except for certain substitute awards, stock options may not be granted with an exercise price of less than the fair market value of the Common Stock on the date the stock option is granted. This restriction may not be changed without stockholder approval.
●	No Stock Option Repricings. Stock options may not be repriced absent stockholder approval. This provision applies to both direct repricings—lowering the exercise price of an outstanding stock option—and indirect repricings—canceling an outstanding stock option and granting a replacement stock option with a lower exercise price.
●	No Liberal Share Recycling. The 2023 Equity Plan permits share recycling only if an award expires or is terminated, or canceled without having been fully exercised or is forfeited in whole or in part. The 2023 Equity Plan expressly prohibits recycling shares in specified circumstances, including: shares tendered to the Company by a participant to pay the exercise price of stock options and shares forfeited to satisfy tax withholding obligations.
●	Cap on Non-Employee Director Compensation. The total compensation paid to a single non-employee director in any calendar year, including the cash compensation and cash value of all equity awards granted to such non-employee director in such year, cannot exceed $300,000.
●	No Evergreen Provision. The 2023 Equity Plan does not contain an “evergreen provision”—there is no automatic provision to replenish the shares of common stock authorized for issuance under the 2023 Equity Plan.
●	No reload options. The 2023 Equity Plan does not provide for the issuance of stock options which, upon exercise, automatically entitle a participant to a new stock option.
●	Clawback Policies. Awards made under the 2023 Equity Plan will be subject to recoupment or clawback to the extent required to comply with applicable laws or any applicable Company clawback policy.

Administration

The 2023 Equity Plan shall be administered by a committee consisting exclusively of two or more directors of the Company, who shall be appointed by the Board, and the composition of such committee shall satisfy such requirements as the SEC may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and any other applicable law. Generally, it is expected that the Compensation Committee will administer the 2023 Equity Plan. The Compensation Committee is comprised entirely of independent directors. Subject to the terms of the 2023 Equity Plan, the Board and the Compensation Committee will have the authority to construe and interpret the 2023 Equity Plan, grant stock options and restricted share awards (each an “Award”, and collectively, “Awards”) and make all other determinations necessary or advisable for the administration thereof. The Board may also delegate to a separate committee the administration of the 2023 Equity Plan with respect to employees and consultants who are not considered officers of NuZee, including the authority to grant and administer Awards to such employees and consultants.

Eligibility

Persons eligible to receive awards under the 2023 Equity Plan include employees, directors and consultants of the Company and its subsidiary entities. As of the date of this proxy statement, the Company had approximately 28 employees and 5 non-employee directors who would be eligible to participate in the 2023 Equity Plan if it were currently in place.

Shares Reserved for Issuance under the 2023 Equity Plan

The Company has reserved 103,000 shares of Common Stock for issuance under the 2023 Equity Plan. See “—Summary of the 2023 Equity Plan” for a discussion of various factors that the Board considered when determining the number of shares to be reserved for issuance under the 2023 Equity Plan.

21

Effective Date

The 2023 Equity Plan will become effective upon approval by the Company’s stockholders (the “Effective Date”).

Term, Termination, and Amendments

Unless previously terminated, the 2023 Equity Plan will terminate 10 years from the date the 2023 Equity Plan was approved and adopted by the Board, except that Awards that are granted under the 2023 Equity Plan prior to its termination will continue to be administered under the terms of the 2023 Equity Plan until the Awards terminate, expire or are exercised.

The Board may amend, alter, suspend or terminate the 2023 Equity Plan from time to time; provided, however, stockholder approval shall be required for any amendment to the extent necessary and desirable to comply with Applicable Laws. Additionally, the 2023 Equity Plan may not be amended, altered, suspended or terminated in any manner that would impair the rights of any participant in the 2023 Equity Plan without the written agreement of such participant.

Types of Awards

The 2023 Equity Plan authorizes the issuance of stock options (including non-qualified stock options and incentive stock options) and restricted share awards.

Additional Provisions

No Award or other right or interest of a participant under the 2023 Equity Plan may be assigned or transferred for any reason during the participant’s lifetime, other than to the Company or any subsidiary or affiliate, and any attempt to do so shall be void and the relevant Award shall be forfeited. Notwithstanding the foregoing, the Administrator may grant awards, other than Incentive Stock Options, that are transferable by the participant during his or her lifetime, but only to the extent specifically provided in the award agreement entered into with such participant. No Incentive Stock Option shall be transferable other than by will or the laws of descent and distribution.

Tax Withholding

The Company has the right, to deduct or withhold from any payment owed to a participant an amount that is necessary in order to satisfy any amount required to be withheld under US federal, state, local, foreign or other tax law as a result of the issuance of, the exercise of, or lapse of restrictions on, such Common Stock pursuant to an Award, or otherwise require such participant to make provision for payment of any such withholding amount. Subject to such conditions as may be established by the Administrator, the Administrator may permit a participant to (i) other than with respect to Incentive Stock Options, have Common Stock otherwise issuable under an Award withheld to the extent necessary to comply with minimum statutory withholding rate requirements; (ii) deliver to the Company previously acquired Common Stock; or (iii) have funds withheld from payments of wages, salary or other cash compensation due the participant.

Federal Income Tax Considerations

The following is a summary of the principal federal income tax consequences of certain awards which may be granted under the 2023 Equity Plan. It does not describe all federal tax consequences under the 2023 Equity Plan, nor does it describe state or local tax consequences. This discussion does not address all aspects of the United States federal income tax consequences of participating in the 2023 Equity Plan that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or foreign tax consequences of participating in the 2023 Equity Plan. The tax consequences of awards may vary depending upon the particular circumstances, and it should be noted that the income tax laws, regulations and interpretations thereof change frequently. Participants should rely upon their own tax advisors for advice concerning the specific tax consequences applicable to them, including the applicability and effect of state, local, and foreign tax laws.

22

Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option (except that an alternative minimum tax liability may arise) and the Company is not entitled to a deduction at such time. If shares of Common Stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after both two years from the date of grant and one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will generally not be entitled to any deduction for federal income tax purposes, except in the case of a disqualifying disposition (as discussed below).

If shares of Common Stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the exercise price thereof, and (ii) the Company will be entitled to deduct such amount. Any gain realized in excess of this amount will generally be considered as capital gain. Special rules may apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of previously owned Common Stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option.

Non-Qualified Options. No income is realized by the optionee at the time the option is granted. Generally, (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the exercise price and the fair market value of the shares of Common Stock on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition of the shares of Common Stock underlying the option, gain or loss after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Common Stock have been held. Special rules may apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of Common Stock.

Restricted Shares Awards. No taxable income is recognized by a participant receiving a restricted share award upon the grant of such award, provided that the award is subject to restrictions on transfer/ a substantial risk of forfeiture and the Company is not allowed a tax deduction on such date (unless the participant has elected to make a Section 83(b) election as discussed below). A participant’s receipt of a restricted share award under the 2023 Equity Plan will be subject to taxation on the fair market value of the Common Stock when the forfeiture provisions on such participant’s award, or any portion thereof, lapse, and the Company will generally be allowed a corresponding tax deduction at that time. Such taxable income will generally be recognized as ordinary income to the participant. Any gain upon a later disposition of the stock in excess of this amount will generally be considered capital gain.

A participant receiving a restricted share award may make an election under Section 83(b) of the Code with respect to such restricted shares. By making a Section 83(b) election, the participant elects to recognize compensation income with respect to the shares when the shares are received rather than at the time the forfeiture restrictions lapse. The amount of such compensation income will be equal to the fair market value of the shares when the participant receives them (valued without taking the restrictions into account) minus any amount paid for the shares, and the Company will be entitled to a corresponding deduction at that time. If the Section 83(b) election is made, the participant will not recognize any additional income when the forfeiture provisions lapse. However, any gain recognized later upon a later disposition of the stock will generally be considered as capital gain. If the shares of Common Stock subject to such Section 83(b) election are later forfeited, the participant will not be entitled to any deduction, refund, or loss (other than any amount paid for the stock) with respect to the shares to the extent of the income recognized by the participant upon the making of the Section 83(b) election for tax purposes To make a Section 83(b) election, a participant must file an appropriate form of election with the IRS within 30 days after the restricted shares are transferred. A copy must also be submitted to the Company.

Parachute Payments. If the vesting or payment of an Award made to a “disqualified individual” (as defined in Section 280G of the Code) occurs, or is deemed for purposes of Section 280G to occur, in connection with a change in control of the Company, it may cause a portion of the payments with respect to such awards to be treated as “parachute payments” (as defined in Section 280G the Code). Any such parachute payments which constitute “excess parachute payments” (as defined in Section 280G of the Code) may be non-deductible to the Company, in whole or in part, and may subject the participant receiving such award to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

23

Code Section 409A. The Plan is intended to be exempt from or administered consistently with the requirements Section 409A of the Code. If an award is subject to Section 409A (which relates to nonqualified deferred compensation plans), and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties to a participant.

The foregoing tax discussion is intended for the general information of stockholders and not as tax guidance to participants in the 2023 Equity Plan. Participants in the 2023 Equity Plan should consult their own tax advisors regarding the federal, state, local, foreign and other tax consequences to them of participating in the 2023 Equity Plan.

New Plan Benefits

Future grants under the 2023 Equity Plan will be made at the discretion of the 2023 Equity Plan administrator and, accordingly, are not yet determinable. In addition, benefits under the 2023 Equity Plan will depend on a number of factors, including the fair market value of our Common Stock on future dates and the exercise decisions made by participants. Consequently, at this time, it is not possible to determine the future benefits that might be received by participants receiving discretionary grants under the 2023 Equity Plan.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE 2023 EQUITY PLAN.

24

PROPOSAL FOUR

ADVISORY VOTE APPROVING NAMED EXECUTIVE OFFICER COMPENSATION

In accordance with Section 14A of the Exchange Act and Rule 14a-21(a) promulgated thereunder, we are asking our stockholders to approve, in a non-binding advisory vote, the compensation of our named executive officers (our “NEOs”) as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K. This proposal, commonly known as a “Say on Pay” proposal, gives stockholders the opportunity to provide input – to endorse or not endorse –the compensation of our NEOs. Unless the Board modifies its policy of holding an advisory “Say on Pay” vote on an annual basis, the next advisory Say on Pay” vote will be held at our 2024 annual meeting of stockholders.

We strongly encourage you to carefully review the Executive Compensation discussion and compensation tables and narrative discussions and related material included in this Proposal Four. Thereafter, we request your input on the compensation of our NEOs through your vote on the advisory resolution that follows the Executive Compensation discussion.

EXECUTIVE COMPENSATION

Our NEOs for fiscal year 2022, consisting of our principal executive officer, our next two most highly compensated executive officers serving as executive officers as of September 30, 2022, and one additional individual who would have been one of our two most highly compensated executive officers (aside from our principal executive officer) during fiscal year 2022, but for the fact that such individual was not serving as an executive officer as of September 30, 2022, were:

●	Masateru Higashida, Chief Executive Officer, President, Treasurer, Secretary and Chairman of the Board;

●	Patrick Shearer, who served as our Chief Financial Officer throughout fiscal year 2022;

●	Jose Ramirez, who served as our Chief Sales Officer and Chief Supply Chain Officer throughout fiscal year 2022; and

●	Tomoko Toyota, former Chief Marketing Officer.

Ms. Toyota ceased serving as our Chief Marketing Officer on September 27, 2022. Following the end of fiscal year 2022, Mr. Ramirez resigned as our Chief Sales Officer and Chief Supply Chain Officer effective on December 2, 2022 and Mr. Shearer resigned as our Chief Financial Officer effective on January 4, 2023.

Summary Compensation Table

The following table sets forth information regarding the compensation earned by each of our NEOs during the fiscal years ended September 30, 2022 and September 30, 2021.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($)(1)		All Other Compensation ($)		Total ($)
Masateru Higashida	2022	300,000		—	—	—		—		300,000
Chief Executive Officer, President, Secretary, Treasurer	2021	230,000		20,500	—	0	(5)	—		250,500	(5)
Patrick Shearer (2)	2022	250,000		—	—	—		—		250,000
Former Chief Financial Officer	2021	57,852		41,000	—	623,999		—		722,851
Jose Ramirez (3)	2022	225,000		31,000	—	—		—		256,000
Former Chief Sales Officer and Chief Supply Chain Officer	2021	85,240		7,200	—	527,400		—		619,840
Tomoko Toyota (4)	2022	234,173	(6)	—	—	—		59,173	(7)	293,346
Former Chief Marketing Officer

(1)	Amounts listed in this column represent the aggregate fair value of the option awards computed as of the grant date of each option award in accordance with FASB ASC Topic 718, rather than amounts paid to or realized by the named individual. See the notes to our consolidated financial statements included in our Annual Reports on Form 10-K for the fiscal years ended September 30, 2022 and September 30, 2021 for a discussion of assumptions made in determining the grant date fair value and compensation expense of our stock options. These amounts do not necessarily correspond to the actual value that the NEOs may realize upon exercise. Certain of the option awards granted to Messrs. Higashida, Shearer and Ramirez in fiscal year 2021 were subject to performance-based vesting conditions, as further described below (see “—Executive Employment Arrangements”). The grant date fair value for any performance-based option awards is based on the probable outcome of the performance conditions as of the grant date.

25

(2)	Following the end of fiscal year 2022, Mr. Shearer resigned as our Chief Financial Officer effective on January 4, 2023.

(3)	Following the end of fiscal year 2022, Mr. Ramirez resigned as our Chief Sales Officer and Chief Supply Chain Officer effective on December 2, 2022.

(4)	Ms. Toyota served as our Chief Marketing Officer until September 27, 2022. In connection with Ms. Toyota’s departure, we entered into a Separation and Release of Claims Agreement with Ms. Toyota on September 21, 2022 (the “Separation Agreement”). For additional information regarding the Separation Agreement, see “—Narrative to Summary Compensation Table” below.

(5)	As previously disclosed, in fiscal year 2021, Mr. Higashida was granted performance-based options to purchase 25,623 shares of Common Stock, which represents the total number of performance-based options that may be earned, if at all, in the event the performance conditions are fully achieved. The value of these performance-based options as reported in the Summary Compensation Table for fiscal year 2021 has been calculated assuming that none of the performance conditions will be met, which the Company believes to be the most probable outcome given that the performance conditions are based on the Company achieving exceedingly superior results relative to the Company’s recent historical results of operations. If the value of these performance-based options were to be calculated assuming that the performance conditions were fully satisfied, the value for these performance-based options as reported in the Summary Compensation Table for fiscal year 2021 would be $2,797,832 and Mr. Higashida’s total compensation as reported in the Summary Compensation Table for fiscal year 2021 would be $3,048,332. For additional information regarding Mr. Higashida’s performance-based options, see “—Executive Employment Arrangements—Mr. Higashida” below.

(6)	Represents base salary paid to Ms. Toyota pursuant to her employment agreement with the Company, dated as of April 14, 2021 (the “Toyota Employment Agreement”), prior to her departure on September 27, 2022 and a payment of $9,173 for accrued but unused vacation time that Ms. Toyota was entitled to pursuant to the Toyota Employment Agreement.

(7)	Represents the following amounts received by Ms. Toyota in connection with her departure from the Company: (i) a lump sum payment of $50,000, less all relevant taxes and other withholdings, pursuant to the Separation Agreement, and (ii) a payment of $9,173, representing two weeks of salary in lieu of prior written notice of Ms. Toyota’s separation that she was entitled to pursuant to the Toyota Employment Agreement. For additional information regarding the Separation Agreement, see “—Narrative to Summary Compensation Table” below.

Narrative to Summary Compensation Table

There are no arrangements or plans in which we provide pension, retirement or similar benefits for our executive officers. Our executive officers may receive stock options and restricted stock at the discretion of our Board in the future. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our executive officers, except that stock options or restricted stock may be granted at the discretion of our Board from time to time. Except as described below under “—Executive Employment Arrangements” and “—Ms. Toyota”, we have no plans or arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control.

26

The following paragraphs provide further detail regarding the compensation of Ms. Toyota as described in the Summary Compensation Table above. See “— Executive Employment Arrangements” below for additional information regarding the compensation of Messrs. Higashida, Shearer and Ramirez.

Ms. Toyota

Ms. Toyota served as our Chief Marketing Officer from May 3, 2021 until September 27, 2022. Pursuant to the Toyota Employment Agreement, Ms. Toyota was entitled to, among other things, an annual base salary of $225,000. Ms. Toyota was also eligible to participate in any equity compensation plan of the Company, including the NuZee, Inc. 2013 Stock Incentive Plan (the “2013 Plan”) and the NuZee, Inc. 2019 Stock Incentive Plan (the “2019 Plan”). Ms. Toyota’s departure from the Company became effective on September 27, 2022. In connection with Ms. Toyota’s departure, we entered into the Separation Agreement with Ms. Toyota. Pursuant to the Separation Agreement, Ms. Toyota received a lump sum payment of $50,000, less all relevant taxes and other withholdings.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of September 30, 2022:

		Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date
Masateru Higashida	07/20/2017	14,477		—				58.80	07/20/2027
	07/02/2021	—		—		25,623	(1)	109.20	07/02/2031
Patrick Shearer	07/02/2021	2,286	(2)	3,429	(3)	—		109.20	04/04/2023	(2)
Jose Ramirez	05/10/2021	286	(4)	572	(5)	—		101.85	03/02/2023	(4)
	05/10/2021	—		—		3,429	(6)	101.85	12/02/2022	(6)
Tomoko Toyota	05/03/2021	286	(7)			—		109.55	12/27/2022	(7)

(1)	Subject to Mr. Higashida’s continued employment, the performance-based options vest as follows: (i) 5,125 options were to vest, if at all, in fiscal year 2022, (ii) 7,687 options shall vest, if at all, in fiscal year 2023, and (iii) 12,811 options shall vest, if at all, in fiscal year 2024, in each case based upon our achievement of a specified amount of earnings before income taxes in the respective fiscal year. Following the end of fiscal year 2022, performance-based options to acquire 5,125 shares of Common Stock were forfeited because the performance conditions were not satisfied in fiscal year 2022. For additional information, see “—Executive Employment Arrangements—Mr. Higashida” below.
(2)	Following the end of fiscal year 2022, due to Mr. Shearer’s resignation, these options will expire pursuant to their terms on April 4, 2023, three months after Mr. Shearer’s resignation became effective.
(3)	Following the end of fiscal year 2022, these options were forfeited on January 4, 2023 upon the effective date of Mr. Shearer’s resignation. For additional information, see “—Executive Employment Arrangements—Mr. Shearer” below.
(4)	Following the end of fiscal year 2022, due to Mr. Ramirez’s resignation, these options will expire pursuant to their terms on March 2, 2023, three months after Mr. Ramirez’s resignation became effective.

27

(5)	Following the end of fiscal year 2022, these options were forfeited on December 2, 2022 upon the effective date of Mr. Ramirez’s resignation. For additional information, see “—Executive Employment Arrangements—Mr. Ramirez” below.
(6)	Subject to Mr. Ramirez’s continued employment, a maximum of 1,143 performance-based options were to vest, if at all, in each of fiscal years 2022, 2023 and 2024, in each case based upon the Company’s achievement of a specified amount of adjusted gross sales in the respective fiscal year. Following the end of fiscal year 2022, performance-based options to acquire: (i) 1,143 shares of Common Stock were forfeited because the performance conditions were not satisfied in fiscal year 2022, and (ii) 2,286 shares of Common Stock were forfeited in connection with Mr. Ramirez’s resignation. For additional information, see “—Executive Employment Arrangements—Mr. Ramirez.”
(7)	Following the end of fiscal year 2022, due to Ms. Toyota’s departure as Chief Marketing Officer, these options expired pursuant to their terms on December 27, 2022, three months after Ms. Toyota’s departure became effective.

Executive Employment Arrangements

Mr. Higashida

On August 15, 2017, we entered into an Executive Employment Agreement with Mr. Higashida setting forth the terms of his employment. Pursuant to the agreement, Mr. Higashida serves as our Chief Executive Officer, President, Treasurer and Secretary and as a member of the Board.

Pursuant to the agreement, Mr. Higashida is entitled to an annual base salary, currently set at $300,000, and an annual bonus opportunity in an amount determined each year by the Board. The payment of the annual bonus is determined by our Board based upon our achievement of goals and objectives for the relevant year. For Mr. Higashida’s salary and bonus information for fiscal year 2022, see “—Summary Compensation Table.” Mr. Higashida is also eligible to participate in any equity compensation plan of the Company, including the 2013 Plan and the 2019 Plan, and to receive future equity awards at the Board’s discretion. For awards outstanding as of September 30, 2022, see “—Outstanding Equity Awards at Fiscal Year-End.” Mr. Higashida also participates in all of our employee benefit programs for which he is eligible and receives reimbursement for his reasonable business expenses, including travel expenses.

Pursuant to his employment agreement with us, if Mr. Higashida resigns for “good reason” or his employment is terminated by us without “cause,” each as defined in the agreement, Mr. Higashida is entitled to receive payment equal to (i) his accrued but unpaid salary for the period through the date of his resignation or termination, plus (ii) an amount equal to one and one-half times his annual base salary, plus (iii) an amount equal to one and one-half times the amount of bonus he received during the previous calendar year, plus (iv) reimbursement for premiums paid to continue Mr. Higashida’s health, dental and vision insurance pursuant to the Consolidated Omnibus Reconciliation Act of 1985 (“COBRA”) until the of earlier of 18 months or the date on which Mr. Higashida becomes eligible to participate in a group medical plan sponsored by any other employer. For purposes of Mr. Higashida’s agreement, “good reason” means (a) the material breach by the Company of any of its obligations under the agreement, (b) the change of Mr. Higashida’s office, title or responsibilities, or any action by us resulting in the material diminution of Mr. Higashida’s position, duties or authorities, or (c) the relocation of our principal executive offices or the requirement that Mr. Higashida relocate anywhere outside of San Diego County, California, in each case without Mr. Higashida’s written consent, and “cause” means Mr. Higashida’s (x) gross negligence, gross neglect or willful misconduct in the performance of his duties resulting in a material adverse effect on us, (y) conviction for, deferred adjudication of or plea of no contest to a felony, or (z) material breach of any material provision of the agreement.

Also under the agreement, if within 12 months following a change in control of the Company Mr. Higashida resigns for “good reason” or his employment is terminated by us without “cause,” Mr. Higashida is entitled to receive payment equal to (i) his accrued but unpaid salary for the period through the date of his resignation or termination, plus (ii) the value of any accrued and unused paid time off, plus (iii) an amount equal to two times the amount of bonus he received during the previous calendar year, plus (iv) reimbursement for premiums paid to continue Mr. Higashida’s health, dental and vision insurance pursuant to COBRA until the of earlier of 18 months or the date on which Mr. Higashida becomes eligible to participate in a group medical plan sponsored by any other employer.

28

If Mr. Higashida dies during the term of the agreement, Mr. Higashida’s estate is entitled to receive payment equal to (i) Mr. Higashida’s accrued but unpaid salary for the period through the date of his death, plus (ii) the value of any accrued and unused paid time off, plus (iii) a salary continuance for 12 months.

If Mr. Higashida becomes incapable of performing the duties and services required of him under the agreement on a full-time basis due to accident, physical or mental illness, or other circumstance which renders him mentally or physically incapable, we may terminate Mr. Higashida’s employment for such disability. In such event, Mr. Higashida is entitled to receive the same payment as he would if he were terminated without cause as described above.

Performance-Based Options

In fiscal year 2021, Mr. Higashida was granted performance-based options to purchase 25,623 shares of Common Stock, which represents the total number of performance-based options that may be earned, if at all, in the event the performance conditions are fully achieved, as further described below. Mr. Higashida’s performance-based options vest, if at all, based on the extent to which the Company achieves certain performance objectives relating to our earnings before income taxes in each of fiscal year 2022, fiscal year 2023 and fiscal year 2024. Pursuant to the award agreement, (i) 5,125 performance-based options were to vest, if at all, in fiscal year 2022, (ii) 7,687 performance-based options shall vest, if at all, in fiscal year 2023, and (iii) 12,811 performance-based options shall vest, if at all, in fiscal year 2024, in each case based upon our achievement of a specified amount of earnings before income taxes in the respective fiscal year. For this purpose, earnings before income taxes means “operating income, minus interest expense and other expense, plus other non-operating income and income (loss) from investment in unconsolidated affiliate(s), before income tax (benefit) expense, all as calculated in accordance with U.S. GAAP.” The performance-based options have an exercise price of $109.20 per share and will expire ten years from the grant date, unless terminated earlier as provided by the award agreement. Following the end of fiscal year 2022, performance-based options to acquire 5,125 shares of Common Stock were forfeited because the performance conditions ($1.0 million in earnings before income taxes) were not satisfied in fiscal year 2022.

Mr. Shearer

On July 2, 2021, we entered into the Shearer Employment Agreement with Mr. Shearer in connection with his appointment as our Chief Financial Officer. Pursuant to the Shearer Employment Agreement, Mr. Shearer was entitled to an annual base salary of $250,000 and an annual cash bonus opportunity (“Annual Bonus”), with an annual target bonus opportunity equal to 50% of his base salary (the “Target Bonus”) and an annual maximum bonus opportunity equal to 65% of his base salary, in each case based on the achievement of Company and/or individual performance goals established by the Compensation Committee; provided that, depending on results, Mr. Shearer’s actual bonus could be higher or lower than the Target Bonus at the discretion of the Compensation Committee. For Mr. Shearer’s salary and bonus information for fiscal year 2022, see “—Summary Compensation Table.” Mr. Shearer was also eligible to participate in any equity compensation plan of the Company, including the 2013 Plan and the 2019 Plan, and to receive future equity awards at the Board’s discretion.

On July 2, 2021, pursuant to the Shearer Employment Agreement, Mr. Shearer was granted time-based options to purchase 5,716 shares of Common Stock, which vested as to 2,286 options on July 2, 2022 and were to vest as to 1,715 options on each of July 2, 2023 and July 2, 2024 subject to Mr. Shearer’s continued employment. The options have an exercise price of $109.20 per share. Due to Mr. Shearer’s resignation as Chief Financial Officer, Mr. Shearer’s 2,286 vested options will expire pursuant to their terms on April 4, 2023, three months after Mr. Shearer’s resignation became effective, and the remaining unvested options were forfeited at the time his resignation became effective.

On November 2, 2022, Mr. Shearer notified us of his resignation as our Chief Financial Officer, effective on January 4, 2023. Mr. Shearer’s resignation was without “good reason” (as defined in the Shearer Employment Agreement). As a result, pursuant to the Shearer Employment Agreement, Mr. Shearer was not entitled to receive any severance or other compensation in connection with his resignation. Pursuant to the Shearer Employment Agreement, upon his resignation, Mr. Shearer was entitled to receive a payment equal to (i) his accrued but unpaid base salary and accrued but unused vacation through January 4, 2023; (ii) reimbursement for any unreimbursed business expenses he properly incurred, which was subject to and paid in accordance with our expense reimbursement policy; and (iii) such employee benefits (including equity compensation), if any, to which Mr. Shearer may have been entitled under our employee benefit plans as of January 4, 2023.

29

Pursuant to the Shearer Employment Agreement, had Mr. Shearer resigned for “good reason” or his employment had been terminated by us without “cause,” each as defined in the Shearer Employment Agreement, Mr. Shearer would have been entitled to receive payment equal to (i) his accrued but unpaid salary, plus (ii) an amount equal to one times his annual base salary, plus (iii) a prorated amount equal to one times the amount of the Annual Bonus actually paid to Mr. Shearer for the previous fiscal year, plus (iv) certain COBRA benefits. Also under the Shearer Employment Agreement, had a change in control of the Company, as defined in the Shearer Employment Agreement, occurred and, within 12 months thereafter, Mr. Shearer resigned for “good reason” or his employment was terminated by us without “cause,” Mr. Shearer would have been entitled to receive payment equal to (i) his accrued but unpaid salary, plus (ii) an amount equal to one and one half times his annual base salary, plus (iii) a prorated amount equal to one and one half times the amount of the Annual Bonus actually paid to Mr. Shearer for the previous fiscal year, plus (iv) certain COBRA benefits.

Mr. Ramirez

On May 7, 2021, we entered into the Ramirez Employment Agreement with Mr. Ramirez in connection with his appointment as our Chief Sales Officer and Chief Supply Chain Officer. Pursuant to the Ramirez Employment Agreement, Mr. Ramirez was entitled to an annual base salary of $225,000 and an annual cash bonus opportunity computed on the basis of 1% of the Company’s adjusted gross sales during the preceding fiscal year. For Mr. Ramirez’s salary and bonus information for fiscal year 2022, see “—Summary Compensation Table.” Mr. Ramirez was also eligible to participate in any equity compensation plan of the Company, including the 2013 Plan and the 2019 Plan, and to receive future equity awards at the Board’s discretion.

On May 10, 2021, pursuant to the Ramirez Employment Agreement, Mr. Ramirez was granted time-based options to purchase 858 shares of Common Stock, which vested as to 286 options on May 10, 2022 and were to vest as to 286 options on each of May 10, 2023 and May 10, 2024 subject to Mr. Ramirez’s continued employment. The options have an exercise price of $101.85 per share. Due to Mr. Ramirez’s resignation as Chief Sales Officer and Chief Supply Chain Officer, Mr. Ramirez’s 286 vested options will expire pursuant to their terms on March 2, 2023, three months after Mr. Ramirez’s resignation became effective, and the remaining unvested options were forfeited at the time his resignation became effective.

In addition, on May 10, 2021, pursuant to the Ramirez Employment Agreement, Mr. Ramirez was granted performance-based options to purchase 4,287 shares of Common Stock, which represented the total number of performance-based options that could be earned if the performance conditions were fully achieved, as further described below. Pursuant to the award agreement for the performance-based options, subject to Mr. Ramirez’s continued employment, (i) 858 performance-based options were to vest, if at all, in the period from May 10, 2021 to September 30, 2021, and (ii) a maximum of 1,143 performance-based options were to vest, if at all, in each of fiscal years 2022, 2023 and 2024, in each case based upon our achievement of a specified amount of adjusted gross sales (as defined in the Ramirez Employment Agreement) in the respective period or fiscal year, as the case may be. In fiscal year 2022, performance-based options to acquire 858 shares of Common Stock were forfeited because the performance conditions ($2.5 million in adjusted gross sales) were not satisfied in the applicable performance period from May 10, 2021 to September 30, 2021. Following the end of fiscal year 2022, (i) performance-based options to acquire 1,143 shares of Common Stock were forfeited because the performance conditions ($2.5 million in adjusted gross sales) were not satisfied in fiscal year 2022, and (ii) performance-based options to acquire 2,286 shares of Common Stock were forfeited in connection with Mr. Ramirez’s resignation.

On October 31, 2022, Mr. Ramirez notified us of his resignation as our Chief Sales Officer and Chief Supply Chain Officer, effective as of December 2, 2022. Mr. Ramirez was not entitled to receive any severance or other compensation in connection with his resignation. Pursuant to the Ramirez Employment Agreement, upon his resignation, Mr. Ramirez was entitled to receive (i) his accrued but unpaid base salary and accrued but unused vacation through December 2, 2022; (ii) reimbursement for any unreimbursed business expenses he properly incurred, which was subject to and paid in accordance with our expense reimbursement policy; and (iii) such employee benefits (including equity compensation), if any, to which Mr. Ramirez may have been entitled under our employee benefit plans as of December 2, 2022.

30

Equity Compensation Plan Information

Our Board has adopted the 2013 Plan and the 2019 Plan for the purposes of promoting the long-term success of the Company and the creation of stockholder value. Our stockholders have approved the adoption of the 2013 Plan and the 2019 Plan. The 2013 Plan provides for the grant of stock options, restricted share awards, and stock appreciation rights. The 2013 Plan expires in October 2023. The 2019 Plan provides for the grant of stock options and restricted shares.

The following table sets forth information concerning the 2013 Plan and the 2019 Plan as of September 30, 2022:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	116,960	$165.55	67,711
Equity compensation plans not approved by security holders	—	—	—
Total	116,960	$165.55	67,711

The Board believes that the compensation of our NEOs is appropriate and recommends a vote “FOR” the following advisory resolution, which will be submitted for a stockholder vote at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables, narrative discussion and related matters.”

You may vote “for” or “against” the foregoing resolution, or you may “abstain.” This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies, and procedures described in this proxy statement.

While the advisory vote is non-binding, the Board and the Compensation Committee will review the results of the vote and take the concerns of our stockholders into account in future determinations concerning our executive compensation program. The Board therefore recommends that you indicate your support for the compensation policies and procedures for our NEOs, as outlined in the above resolution.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL, ON AN

ADVISORY BASIS, OF THE COMPENSATION OF THE NEOs.

31

PROPOSAL FIVE

RATIFICATION OF THE APPOINTMENT OF MALONEBAILEY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2023

The Board has appointed MaloneBailey LLP (“MaloneBailey”) as our independent registered certified public accounting firm for the fiscal year ending September 30, 2023 and has further directed that the selection of MaloneBailey be submitted to a vote of stockholders at the Annual Meeting for ratification.

As described below, the stockholder vote is not binding on the Board. If the appointment of MaloneBailey is not ratified, the Board will evaluate the basis for the stockholder vote when determining whether to continue the firm’s engagement, but may ultimately determine to continue the engagement of the firm or another audit firm without re-submitting the matter to stockholders. Even if the appointment of MaloneBailey is ratified, the Board may in its sole discretion terminate the engagement of the firm and direct the appointment of another independent auditor at any time during the year if it determines that such an appointment would be in the best interests of our Company and our stockholders.

Representatives of MaloneBailey are expected to virtually attend the Annual Meeting, and will be available to respond to appropriate questions and, if they desire, to make a statement.

Independent Registered Certified Public Accounting Firm Fees and Services

The following table sets forth a summary of the fees paid to MaloneBailey for professional services rendered for the fiscal years ended September 30, 2022 and 2021:

Fee Category	Fiscal Year 2022	Fiscal Year 2021
Audit Fees(1)	$202,684	$153,500
Tax Fees(2)	12,360	—
Audit-Related Fees(3)	$54,000	$20,000
All Other Fees(4)	—	—
Total Fees	$269,044	$173,500

(1) Audit fees consist of fees billed for professional services rendered for the audit of our Company’s financial statements and review of our interim financial statements included in quarterly reports and services that are normally provided by our auditors in connection with statutory and regulatory filings or engagements.

(2) Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning.

(3) Audit related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees”.

(4) All Other Fees consist of the aggregate fees billed in each of the last two fiscal years for the products and services provided by our auditors, other than the products and services included in Audit Fees, Tax Fees, and Audit-Related Fees.

Pre-Approval Policies and Procedures

The Audit Committee’s policy is to pre-approve all audit and other services rendered by our independent registered public accounting firm, subject to de minimis exceptions for non-audit services set forth in the applicable rules of the SEC. In fiscal year 2022, our independent registered public accounting firm was not engaged to perform any non-audit services, except for a minimal amount of tax services.

Report of the Audit Committee

The following audit committee report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, and shall not otherwise be deemed filed under these acts, except to the extent we specifically incorporate by reference into such filings.

32

Our Audit Committee is composed of “independent” directors, as determined in accordance with the Nasdaq Capital Market listing standards and Rule 10A-3 of the Exchange Act. The Audit Committee has certain duties and powers as described in its written charter adopted by the Board. A copy of the charter can be found on the Company’s website.

The purpose of the Audit Committee is to assist the oversight of the Board in the integrity of the financial statements of the Company, the Company’s compliance with legal and regulatory matters, the independent registered public accountant’s qualifications and independence, and the performance of the Company’s independent registered public accountant. The primary responsibilities of the Audit Committee include overseeing the Company’s accounting and financial reporting process and audits of the financial statements of the Company on behalf of the Board.

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent registered public accountant is responsible for auditing the financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

In this context, the Audit Committee reviewed and discussed with management and the independent auditors the audited financial statements for the fiscal year ended September 30, 2022 (the “Audited Financial Statements”). The Audit Committee has discussed with MaloneBailey, the Company’s independent auditors, the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditors’ independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the Audited Financial Statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2022 for filing with the SEC.

The report has been furnished by the Audit Committee of the Board.

Kevin J. Conner, Chair
J. Chris Jones
David G. Robson

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF

MALONEBAILEY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2023.

In the event of a negative stockholder vote on the ratification of MaloneBailey as our independent registered public accounting firm, our Audit Committee will reconsider its selection.

33

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

If any stockholder intends to present a proposal to be considered for inclusion in our proxy materials for the 2024 annual meeting of stockholders, the proposal must comply with the requirements of Rule 14a-8 of Regulation 14A of the Exchange Act and must be received by the Company no later than October 2, 2023, unless the date of our 2024 annual meeting is changed by more than 30 days from March 16, 2024, in which case, the proposal must be received a reasonable time before we begin to print and mail our proxy materials. All proposals must comply with the applicable requirements or conditions established by the SEC and the Bylaws, which requires among other things, certain information to be provided in connection with the submission of stockholder proposals. All proposals must be directed to the Secretary of the Company at 1350 East Arapaho Road, Suite #230, Richardson, Texas 75081.

Pursuant to our Bylaws, if you wish to submit a proposal (including a director nomination) at the 2024 annual meeting of stockholders otherwise than for inclusion in next year’s proxy materials, the proposal (including a director nomination) must be received not later than December 17, 2023, nor earlier than November 17, 2023. However, if the date of our 2024 annual meeting is not held between February 15, 2024 and April 15, 2024, to be timely, notice by the stockholder must be received not later than the tenth (10th) day following the day on which such notice of the date of the 2024 annual meeting of stockholders was mailed or first publicly announced or disclosed (in a public filing or otherwise), whichever occurs first. You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

In addition to satisfying the requirements under our Bylaws, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than January 16, 2024.

OTHER MATTERS

The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, the enclosed proxy card confers discretionary authority on the persons named in the enclosed proxy card to vote as they deem appropriate on such matters. It is the intention of the persons named in the enclosed proxy card to vote the shares in accordance with their best judgment.

HOUSEHOLDING

In some cases, only one copy of our proxy statement and Annual Report on Form 10-K for the fiscal year ended September 30, 2022 is being delivered to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. Upon written request, the Company will promptly deliver a separate copy of these documents to a stockholder at a shared address to which a single copy has been delivered. A stockholder can notify the Company at the address indicated below if the stockholder wishes to receive separate copies in the future. In addition, stockholders sharing an address who are currently receiving multiple copies may also notify the Company at such address if they wish to receive only a single copy. Direct your written request to NuZee, Inc., 1350 East Arapaho Road, Suite #230, Richardson, Texas 75081; Attention: Investor Relations or by telephone at 760-295-2408.

AVAILABLE INFORMATION

The Company files Annual Reports on Form 10-K with the SEC. A copy of the Annual Report on Form 10-K for the fiscal year ended September 30, 2022 (except for certain exhibits thereto), including our audited financial statements and any financial statement schedules, may be obtained, free of charge, upon written request by any stockholder to: NuZee, Inc., 1350 East Arapaho Road, Suite #230, Richardson, Texas 75081; Attention: Investor Relations. Copies of all exhibits to the Annual Report on Form 10-K are available upon a similar request, subject to reimbursing the Company for its expenses in supplying any exhibit.

34

APPENDIX A

The Articles of Incorporation of NuZee, Inc. are hereby amended by inserting the following paragraphs:

Section 1. Capital Stock

The aggregate number of shares that the Corporation will have authority to issue is Two Hundred Million (200,000,000) of which One Hundred Million (100,000,000) shares will be common stock, with a par value of $0.00001 per share, and One Hundred Million (100,000,000) shares will be preferred stock, with a par value of $0.00001 per share.

The Preferred Stock may be divided into and issued in series. The Board of Directors of the Corporation is authorized to divide the authorized shares of Preferred Stock into one or more series, each of which shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. The Board of Directors of the Corporation is authorized, within any limitations prescribed by law and this Article, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of Preferred Stock including but not limited to the following:

a)	The rate of dividend, the time of payment of dividends, whether dividends are cumulative, and the date from which any dividends shall accrue;

b)	Whether shares may be redeemed, and, if so, the redemption price and the terms and conditions of redemption;

c)	The amount payable upon shares in the event of voluntary or involuntary liquidation;

d)	Sinking fund or other provisions, if any, for the redemption or purchase of shares;

e)	The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

f)	Voting powers, if any, provided that if any of the Preferred Stock or series thereof shall have voting rights, such Preferred Stock or series shall vote only on a share for share basis with the Common Stock on any matter, including but not limited to the election of directors, for which such Preferred Stock or series has such rights; and,

g)	Subject to the foregoing, such other terms, qualifications, privileges, limitations, options, restrictions, and special or relative rights and preferences, if any, of shares or such series as the Board of Directors of the Corporation may, at the time so acting, lawfully fix and determine under the laws of the State of Nevada.

The Corporation shall not declare, pay or set apart for payment any dividend or other distribution (unless payable solely in shares of Common Stock or other class of stock junior to the Preferred Stock as to dividends or upon liquidation) in respect of Common Stock, or other class of stock junior the Preferred Stock, nor shall it redeem, purchase or otherwise acquire for consideration shares of any of the foregoing, unless dividends, if any, payable to holders of Preferred Stock for the current period (and in the case of cumulative dividends, if any, payable to holder of Preferred Stock for the current period and in the case of cumulative dividends, if any, for all past periods) have been paid, are being paid or have been set aside for payments, in accordance with the terms of the Preferred Stock, as fixed by the Board of Directors.

In the event of the liquidation of the Corporation, holders of Preferred Stock shall be entitled to received, before any payment or distribution on the Common Stock or any other class of stock junior to the Preferred Stock upon liquidation, a distribution per share in the amount of the liquidation preference, if any, fixed or determined in accordance with the terms of such Preferred Stock plus, if so provided in such terms, an amount per share equal to accumulated and unpaid dividends in respect of such Preferred Stock (whether or not earned or declared) to the date of such distribution. Neither the sale, lease or exchange of all or substantially all of the property and assets of the Corporation, nor any consolidation or merger of the Corporation, shall be deemed to be a liquidation for the purposes of this Article.

Section 2. Acquisition of Controlling Interest.

The Corporation elects not to be governed by NRS 78.378 to 78.3793, inclusive.

Section 3. Combinations with Interest Stockholders.

The Corporation elects not to be governed by NRS 78.411 to 78.444, inclusive.

Section 4. Liability.

To the fullest extent permitted by NRS 78, a director or officer of the Corporation will not be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, provided that this article will not eliminate or limit the liability of a director or officer for:

a)	Acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or
b)	The payment of distributions in violation of NRS 78.300, as amended.

Any amendment or repeal of this Section 4 will not adversely affect any right or protection of a director of the Corporation existing immediately prior to such amendment or repeal.

Section 5. Indemnification

a)	Right to Indemnification. The Corporation will indemnify to the fullest extent permitted by law any person (the “Indemnitee”) made or threatened to be made a party to any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative (whether or not by or in the right of the Corporation) by reason of the fact that he or she is or was a director of the Corporation or is or was serving as a director, officer, employee or agent of another entity at the request of the Corporation or any predecessor of the Corporation against judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys’ fees and disbursements) that he or she incurs in connection with such action or proceeding.

b)	Inurement. The right to indemnification will inure whether or not the claim asserted is based on matters that predate the adoption of this Section 5, will continue as to an Indemnitee who has ceased to hold the position by virtue of which he or she was entitled to indemnification, and will inure to the benefit of his or her heirs and personal representatives.

c)	Non-exclusivity of Rights. The right to indemnification and to the advancement of expenses conferred by this Section 5 are not exclusive of any other rights that an Indemnitee may have or acquire under any statue, bylaw, agreement, vote of stockholders or disinterested directors, the Articles of Incorporation or otherwise.

d)	Other Sources. The Corporation’s obligation, if any, to indemnify or to advance expenses to any Indemnitee who was or is serving at the request as a director, officer employee or agent of another corporation, partnership, joint venture, trust, enterprise or other entity will be reduced by any amount such Indemnitee may collect as indemnification or advancement or expenses from such other entity.

e)	Advancement of Expenses. The Corporation will, from time to time, reimburse or advance to any Indemnitee the funds necessary for payment of expenses, including attorneys’ fees and disbursements, incurred in connection with defending any proceeding from which he or she is indemnified by the Corporation, in advance of the final disposition of such proceeding; provided that the Corporation has received the undertaking of such director or officer to repay any such amount so advanced if it is ultimately determined by a final and unappealable judicial decision that the director or officer is not entitled to be indemnified for such expenses.

APPENDIX B

NUZEE, INC.

2023 Equity Incentive Plan

NuZee, Inc.

2023 Equity Incentive Plan

Adopted by the Board of Directors on January 20, 2023, Subject to Stockholder Approval

Effective upon Approval by the Stockholders of the Company on [●], 2023

-i-

Article 8. LEAVE OF ABSENCE/ TRANSFERABILITY		10
8.1	LEAVE OF ABSENCE/TRANSFER BETWEEN LOCATIONS	10
8.2	TRANSFERABILITY OF AWARDS	10

Article 9. LIMITATION ON RIGHTS.		10
9.1	RETENTION RIGHTS	10
9.2	REGULATORY REQUIREMENTS	10

Article 10. TAX.		10
10.1	GENERAL	10
10.2	COMPLIANCE WITH SECTION 409A	11

Article 11. AMENDMENT/ TERMINATION/ TERM.		11
11.1	TERM OF THE PLAN	11
11.2	AMENDMENT AND TERMINATION	11
11.3	STOCKHOLDER APPROVAL	11
11.4	EFFECT OF AMENDMENT OR TERMINATION	11

Article 12. CONDITIONS UPON ISSUANCE OF SHARES.		11
12.1	LEGAL COMPLIANCE	11
12.2	INVESTMENT REPRESENTATIONS	11
12.3	INABILITY TO OBTAIN AUTHORITY	12
12.4	STOCKHOLDER APPROVAL	12
12.5	ENTIRE AGREEMENT; GOVERNING LAW	12
12.6	SUCCESSORS AND ASSIGNS	12
12.7	CLAWBACK	12

Article 13. DEFINITIONS.		12

-ii-

NUZEE, INC.

2023 Equity Incentive Plan

Adopted by the Board of Directors on January 20, 2023, Subject to Stockholder Approval

Effective upon Approval by the Stockholders of the Company on [●], 2023

Article 1.
INTRODUCTION

The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Directors and Consultants with exceptional qualifications and (c) linking Employees, Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares or Options (which may constitute incentive stock options or nonstatutory stock options).

Article 2.
ADMINISTRATION.

2.1	COMMITTEE COMPOSITION. The Plan shall be administered by the Committee. The Committee shall consist exclusively of two or more Directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and any other Applicable Law. In the event that an Award is made to an that is not exempt from Rule 16b-3, the Award is not void unless otherwise provided in the Award Agreement.

The Board may also appoint one or more separate committees of the Board, each composed of one or more Directors of the Company who need not satisfy the foregoing requirements, who may administer the Plan with respect to Employees and Consultants who are not considered officers or Directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and Consultants and may determine all terms of such Awards.

2.2	COMMITTEE RESPONSIBILITIES. The Committee shall (a) select the Service Providers who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) interpret the Plan and (d) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee may amend or modify any outstanding Awards in any manner to the extent the Committee would have had the authority under the Plan initially to make such Awards as so amended or modified. The Committee’s determinations under the Plan shall be final and binding on all persons and will be given the maximum deference permitted under Applicable Law.

2.3	INDEMNIFICATION. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

3

Article 3.
SHARES AVAILABLE FOR GRANTS.

3.1	BASIC LIMITATION. Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares, or shares reacquired by the Company. The number of shares stated in this Section 3.1 as available for the grant of Awards is subject to adjustment in accordance with Article 7. The aggregate number of Shares available for Awards under the Plan is One Hundred Three Thousand (103,000). The maximum number of Shares that may be issued upon the exercise of ISOs will equal the aggregate Share number stated above, plus, to the extent allowable under Code Section 422 and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Section 3.2.

3.2	ADDITIONAL SHARES. Any shares of Common Stock subject to an Award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan as ISOs or any type of Award. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, or (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

3.3	LIMIT ON COMPENSATION PAID TO OUTSIDE DIRECTORS. The total compensation paid to a single Outside Director in any calendar year, including the cash compensation and the cash value of all equity Awards granted to the Outside Director in such calendar year, shall not exceed $300,000. Such annual limit shall be measured based on the value of an Award as of the date the Award is granted (not the date of payment). Accordingly, the annual limit shall not include the value of an Award in the calendar year when it is paid or vests if such year is different from the year the Award is granted. For purposes of this Section 3.3, Outside Director compensation in any calendar year shall include amounts or grants that would have been paid or made, as applicable, to the Outside Director in the calendar year absent the Outside Director’s election to defer such compensation to a subsequent year.

3.4	SUBSTITUTE AWARDS. Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the aggregate number of Shares available for Awards as set forth in Section 3.1; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as ISOs shall be counted against the limits on the maximum number of Share that may be issued upon the exercise of ISOs as set forth in Section 3.1. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the aggregate number of Shares available for Awards as set forth in Section 3.1.

Article 4.
ELIGIBILITY.

4.1	NONSTATUTORY STOCK OPTIONS AND RESTRICTED SHARES. Service Providers shall be eligible for the grant of Restricted Shares. Only Service Providers of the Company or a Subsidiary shall be eligible for the grant of NQOs.

4.2	INCENTIVE STOCK OPTIONS. Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs.

4

Article 5.
OPTIONS.

5.1	STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is an ISO or an NQO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

5.2	NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 7.

5.3	EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price; provided that, other than in connection with Substitute Awards, the Exercise Price shall in no event be less than 100% of the Fair Market Value of a Share on the date of grant. In the case of an ISO granted to a Participant who, at the time the ISO is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the Exercise Price shall be at least 110% of the Fair Market Value of a Shares on the ISO’s date of grant. Notwithstanding the foregoing, an ISO may be granted with an Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code and a Nonqualified Stock Option may be granted with an Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code. .

5.4	EXERCISABILITY AND TERM. Each Stock Option Agreement shall specify the date when the Option is to become exercisable. The term of each Option will be stated in the Stock Option Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. In the case of an ISO granted to a Participant who, at the time the ISO is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the ISO will be five (5) years from the date of grant or such shorter term as may be provided in the Stock Option Agreement.

5.5	LIMITATIONS. Each Option will be designated in the Stock Option Agreement as either an ISO or a NQO. Notwithstanding such designation, however, to the extent that the aggregate Fair Market Value of the Shares with respect to which ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NQOs to the extent such treatment is not in violation of Section 409A. For purposes of this Section 5.5, ISOs will be taken into account in the order in which they were granted, the Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted, and calculation will be performed in accordance with Code Section 422 and Treasury Regulations promulgated thereunder.

5.6	FORM OF CONSIDERATION. The Committee will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an ISO, the Committee will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided, further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Committee determines in its sole discretion; (4) consideration received by the Company under cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (5) by net exercise (only for NQOs); (6) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (7) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Committee will consider if acceptance of such consideration may be reasonably expected to benefit the Company, and will only permit a form which would not.

5

5.7	EXERCISE OF OPTION.

(a)	Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Stock Option Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option; and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable tax withholding). Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Stock Option Agreement and the Plan, but will include the following:

(1)	tendering a cash payment;

(2)	with respect to NQOs only (and not ISOs), authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the NQO;

(3)	by any combination of the above-listed forms of payment.

Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Article 7 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)	Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability or as a result of termination for Cause, the Participant may exercise his or her Option within such period of time as is specified in the Stock Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Stock Option Agreement) to the extent that the Option is vested on the date of termination. In the absence of a specified time in the Stock Option Agreement, the Option shall remain exercisable for three (3) months following the Participant’s termination (but in no event later than the expiration of the term of such Option as set forth in the Stock Option Agreement). Unless otherwise provided by the Committee, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Committee, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(c)	Termination for Cause. Except as explicitly provided otherwise in a Participant’s Stock Option Agreement, if a Participant ceases to be a Service Provider as a result of termination for Cause, the Option will terminate immediately upon such Participant’s termination as a Service Provider, and the Participant will be prohibited from exercising his or her Option from and after the date of such termination as a Service Provider. For the avoidance of doubt, notwithstanding any vesting schedule set forth in the Participant’s Stock Option Agreement, upon a Participant’s termination for Cause, all Options held by such Participant, vested and unvested, immediately will revert to the Plan.

6

(d)	Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Stock Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Stock Option Agreement) to the extent the Option is vested on the date of termination. In the absence of a specified time in the Stock Option Agreement, the Option shall remain exercisable for twelve (12) months following the Participant’s termination (but in no event later than the expiration of the term of such Option as set forth in the Stock Option Agreement). Unless otherwise provided by the Committee, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(e)	Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Stock Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Stock Option Agreement) to the extent that the Option is vested on the date of death, by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to the Participant’s death in a form acceptable to the Committee. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Stock Option Agreement, the Option shall remain exercisable for twelve (12) months following the Participant’s death (but in no event later than the expiration of the term of such Option as set forth in the Stock Option Agreement). Unless otherwise provided by the Committee, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option immediately will revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

5.8	EARLY EXERCISE OF OPTIONS. An Option may, but need not, include a provision whereby the Participant may elect at any time before the Participant ceases to be a Service Provider, to exercise the Option as to any part or all of the Shares subject to the Option prior to the full vesting of the Option. Subject to any repurchase limitation, any unvested Shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Committee determines to be appropriate.

Article 6.
RESTRICTED SHARES.

6.1	TIME, AMOUNT AND FORM OF AWARDS. Awards under the Plan may be granted in the form of Restricted Shares to Service Providers in such amounts as the Committee, in its sole discretion, will determine.

6.2	STOCK AWARD AGREEMENT. Each Award of Restricted Shares will be evidenced by a Stock Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Committee, in its sole discretion, will determine, including, without limitation, any price to be paid by the Participant for such Restricted Shares. Unless the Committee determines otherwise, the Company as escrow agent, will hold the Restricted Shares until the restrictions on such Shares have lapsed.

6.3	VOTING AND DIVIDEND RIGHTS. Unless otherwise provided in the Stock Award Agreement, during the Period of Restriction, the holder of Restricted Shares awarded under the Plan shall have full voting, dividend and other rights provided with respect to the Shares. Without limitation, a Stock Award Agreement may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares (in which case such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid), or may defer payment of any dividends until vesting of the Award.

7

6.4	TRANSFERABILITY. Except as provided in this Article 6 or as the Committee determines, Restricted Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

6.5	OTHER RESTRICTIONS. The Committee, in its sole discretion, may impose such other restrictions on Restricted Shares as it may deem advisable or appropriate; provided however that restrictions and conditions applicable to Restricted Shares must be structured in a way that would cause such Restricted Shares to be exempt from Section 409A by virtue of such Restricted Shares being transferred under Section 83 of the Code.

6.6	REMOVAL OF RESTRICTIONS. Except as otherwise provided in this Article 6, Shares of Common Stock covered by each Restricted Share grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Committee may determine. The Committee, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

Article 7.
ADJUSTMENTS; DISSOLUTION OR LIQUIDATION; MERGER OR CHANGE IN CONTROL

7.1	ADJUSTMENTS. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Committee, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares that may be delivered under the Plan and/or the number, class, and price of shares covered by each outstanding Award and the numerical Share limits in Article 3 of the Plan. It is intended that, if possible and unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Subsidiaries or Parent, any adjustments contemplated be made in a manner that satisfies applicable legal, tax (including, without limitation and as applicable in the circumstances, Code Sections 424 and 409A) and accounting (so as to not trigger any charge to earnings with respect to such adjustment) requirements.

7.2	DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Committee will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

7.3	CERTAIN TRANSACTIONS/ CHANGE IN CONTROL. In the event of a merger, consolidation or similar transaction directly or indirectly involving the Company, each outstanding Award will be treated as the Committee determines (subject to the provisions of the following paragraph) whether with or without a Participant’s consent, including, without limitation, that (i) such Award will be assumed, or a substantially equivalent Award will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices as set forth in Section 7.1; (ii) upon written notice to the applicable Participant, such Award will terminate upon or immediately prior to the consummation of such transaction; (iii) (1) such Award will terminate in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the applicable Participant’s rights as of the date of the occurrence of such transaction (and, for the avoidance of doubt, if as of the date of the occurrence of such transaction the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the applicable Participant’s rights thereunder, then such Award may be terminated by the Company without payment), or (2) such Awards will be replaced with other rights or property selected by the Committee in its sole discretion; or (iv) any combination of the foregoing. In taking any of the actions permitted under this Section 7.3, the Committee will not be obligated to treat all Awards, all Awards held by a Participant, all Awards of the same type, or all portions of the same Award, similarly.

8

Notwithstanding the generality of the foregoing, in the event of a merger, consolidation or similar transaction directly or indirectly involving the Company that results in a Change in Control and in which the acquiring or succeeding corporation does not assume or substitute for the Award (or portion of the Award), the Participant will fully vest in and have the right to exercise all of his or her outstanding Options (or portion thereof) that are not assumed or substituted for, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Shares (or portions thereof) not assumed or substituted for will lapse, and, with respect to Awards with performance-based vesting (or portions thereof) not assumed or substituted for, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, in each case, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Parent or Subsidiaries, as applicable. In addition, if an Option (or portion thereof) is not assumed or substituted for, the Committee will notify the Participant in writing or electronically that the Option (or its applicable portion) will be exercisable for a period of time determined by the Committee in its sole discretion, and the Option (or its applicable portion) will terminate upon the expiration of such period.

Notwithstanding anything in this Section 7.3 to the contrary, and unless otherwise provided for in an Award Agreement or other written agreement between the Participant and the Company or any of its Parent or Subsidiaries, as applicable, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its acquirer or successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the acquiring or succeeding corporation’s corporate structure following the applicable transaction will not be deemed to invalidate an otherwise valid Award assumption.

Notwithstanding anything in this Section 7.3 to the contrary, if a payment under an Award Agreement is subject to Section 409A and if the change in control definition contained in the Award Agreement or other agreement related to the Award does not comply with the definition of “change in control” for purposes of a distribution under Section 409A, then any payment of an amount that is otherwise accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Section 409A without triggering any penalties applicable under Section 409A.

7.4	OUTSIDE DIRECTOR AWARDS. With respect to Awards granted to an Outside Director, in the event of a Change in Control in which such Awards are assumed or substituted for, if on the date of or following such assumption or substitution the Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant (unless such resignation is at the request of the acquirer), then the Participant will fully vest in and have the right to exercise Options as to all of the Shares underlying such Award, including those Shares which would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Awards with performance-based vesting, unless specifically provided otherwise under the applicable Award Agreement, a Company policy applicable to the Participant, or other written agreement between the Participant and the Company, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.

7.5	MODIFICATION OR ASSUMPTION OF OPTIONS. The Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option (except that the Committee has the authority to amend any outstanding Option without the Optionee’s consent if the Committee deems it necessary or advisable to comply with Section 409A). In addition, to the extent the Committee’s modification of the purchase price or the exercise price of any outstanding Award effects a repricing, shareholder approval shall be required before the repricing is effective.

9

Article 8.
LEAVE OF ABSENCE/ TRANSFERABILITY

8.1	LEAVE OF ABSENCE/TRANSFER BETWEEN LOCATIONS. Unless the Committee provides otherwise and except as required by Applicable Laws, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. For purposes of ISOs, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave any ISO held by the Participant will cease to be treated as an ISO and will be treated for tax purposes as a NQO.

8.2	TRANSFERABILITY OF AWARDS. Unless determined otherwise by the Committee, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Committee makes an Award transferable, such Award will not be transferable other than for no consideration, and will contain such additional terms and conditions as the Committee deems appropriate.

Article 9.
LIMITATION ON RIGHTS.

9.1	RETENTION RIGHTS. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain a Service Provider. The Company and its Parents and Subsidiaries reserve the right to terminate the service of any Service Provider at any time, with or without Cause, subject to Applicable Laws, the Company’s articles of incorporation and bylaws and a written employment agreement (if any).

9.2	REGULATORY REQUIREMENTS. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Shares under the Plan shall be subject to all Applicable Laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

Article 10.
TAX.

10.1	GENERAL. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied. The amount of the withholding requirement will be deemed to include any amount which the Committee agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

10

10.2	COMPLIANCE WITH SECTION 409A. All Awards granted hereunder are intended to be exempt from or comply with the requirements of Section 409A. Any ambiguities in this Plan or any Award granted hereunder will be interpreted to so comply with or be exempt from Section 409A, as appropriate. The terms of the Plan and any Award granted under the Plan shall be interpreted, operated and administered in a manner consistent with the foregoing intention. Notwithstanding any other provision in the Plan or an Award Agreement, the Committee, to the extent it unilaterally deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A; provided, however, that the Company makes no representation that the Awards granted under the Plan shall be exempt from or comply with Section 409A of the Code. Any amounts payable under the Plan shall be excludible from the requirements of Section 409A, either as involuntary separation pay or as short-term deferral amounts, to the maximum possible extent. In no event will the Company (or any Parent or Subsidiary of the Company, as applicable) have any liability for or reimburse a Participant for any taxes imposed or other costs incurred under Section 409A.

Whenever in the provision of payment or benefit under the Plan is conditioned on the Service Provider’s execution and non-revocation of a waiver and release of claims, such waiver and release must be executed and not revoked, and all revocation periods must have expired, on or prior to the stated payment date; otherwise, the payment or benefit is forfeited. In no event may a Service Provider, directly or indirectly, designate the calendar year of a payment.

Notwithstanding anything in the Plan to the contrary, with respect to amounts payable pursuant to an Award which is subject to Section 409A, in the event that a Participant is a “specified employee” as defined in Section 409A, any amount that is payable in connection with the Participant’s separation from service shall not be paid prior to the date which is six months after the date the Participant separates from service (or, if earlier, the date the Participant dies). A Participant who is subject to the restriction described in the previous sentence shall be paid on the first day of the seventh month after the Participant’s separation from service an amount equal to the benefit that the Participant would have received during such six-month period absent the restriction.

Article 11.
AMENDMENT/ TERMINATION/ TERM.

11.1	TERM OF THE PLAN. The Plan will become effective on the date it is approved by the stockholders of the Company. Unless sooner terminated under Section 11.2, it will continue in effect for a term of ten (10) years from January 20, 2023, the date the Plan was approved and adopted by the Board. If the Plan is not approved by the stockholders of the Company, then it will not become effective.

11.2	AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or terminate the Plan, provided any such amendment, alteration or suspension is in compliance with Section 409A, to the extent applicable.

11.3	STOCKHOLDER APPROVAL. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

11.4	EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Committee’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

Article 12.
CONDITIONS UPON ISSUANCE OF SHARES.

12.1	LEGAL COMPLIANCE. Shares will not be issued pursuant to the exercise of an Award unless the grant and exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

12.2	INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

11

12.3	INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any state, federal or non U.S. law or under the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

12.4	STOCKHOLDER APPROVAL. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board.

12.5	ENTIRE AGREEMENT; GOVERNING LAW. The Plan and each Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter thereof. The Plan and each Award Agreement is governed by the internal substantive laws but not the choice of law rules of the State of Nevada.

12.6	SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Plan and any Award Agreement to single or multiple assignees, and this Plan and any Award Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Plan and any Award Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

12.7	CLAWBACK. Notwithstanding any other provisions in this Plan to the contrary, any Award received by a Subject Participant, and/or any Share issued upon exercise of any Award received by a Subject Participant hereunder, and/or any amount received with respect to any sale of any such Award or Share, will be subject to potential cancellation, recoupment, rescission, payback or other action to the extent required pursuant to Applicable Law, government regulation or national securities exchange listing requirement (or any clawback policy adopted by the Company pursuant to any such law, government regulation or national securities exchange listing requirement). Each Subject Participant agrees and consents to the Company’s application, implementation and enforcement of any policy established by the Company that may apply to the Subject Participant and any provision of applicable law, government regulation or national securities exchange listing requirement relating to cancellation, rescission, payback or recoupment of compensation, and expressly agrees that the Company may take such actions as are necessary to effectuate any such policy (as applicable to the Subject Participant) or Applicable Law, government regulation or national securities exchange listing requirement without further consent or action being required by the Subject Participant.

Article 13.
DEFINITIONS.

13.1	“Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

13.2	“Award” means any award of an Option or a Restricted Share under the Plan.

13.3	“Award Agreement” means either or both a Stock Option Agreement and a Stock Award Agreement.

13.4	“Board” means the Company’s Board of Directors, as constituted from time to time.

12

13.5	“Cause” means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of a felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company, Parent or Subsidiary; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company, Parent or Subsidiary or of any statutory duty owed to the Company, Parent or Subsidiary; (iv) such Participant’s unauthorized use or disclosure of the Company’s, Parent’s or Subsidiary’s confidential information or trade secrets; (v) such Participant’s gross negligence or willful misconduct; or (vi) such Participant’s action which constitutes “Cause” under his or her applicable employment or consulting agreement. The determination that a termination of the Participant’s continuous status as a Service Provider is either for Cause or without Cause shall be made by the Company in its sole discretion. Any determination by the Company that Participant’s continuous status as a Service Provider was terminated by reason of dismissal without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose. If, subsequent to a Participant’s termination as a Service Provider, it is discovered that such Participant could have been terminated for Cause, the Participant shall, at the election of the Company, in its sole discretion, be deemed to have been terminated for Cause retroactively to the date the events giving rise to Cause occurred. In such event, any amounts or Shares received under this Plan shall be returned to the Company within thirty (30) days of the Company’s written demand.

13.6	“Change in Control” shall mean the occurrence of any of the following events:

(a)	Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company, provided, however, that for purposes of this subsection (a), the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; or

(b)	Change in Effective Control of the Company. A change in the effective control of the Company occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or

(c)	Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For purposes of this subsection (c), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 13.6, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control, with respect to an Award subject to Section 409A, unless the transaction qualifies as a change in control event within the meaning of Section 409A.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the Persons who held the Company’s securities immediately before such transaction.

13

13.7	“Code” means the Internal Revenue Code of 1986, as amended.

13.8	“Committee” means a committee of the Board, as described in Article 2.

13.9	“Common Stock” means the common stock, par value $0.00001 per share, of the Company.

13.10	“Company” means NuZee, Inc., a Nevada corporation.

13.11	“Consultant” means a consultant or adviser who provides bona fide services to the Company, a Parent or a Subsidiary as an independent contractor, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act. Service as a Consultant shall be considered employment for all purposes of the Plan, except as provided in Section 4.2.

13.12	“Director” shall mean a member of the Board.

13.13	“Disability” means total and permanent disability as defined in Code Section 22(e)(3), provided that in the case of Awards other than ISOs, the Committee in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Committee from time to time.

13.14	“Employee” means a common-law employee of the Company, a Parent or a Subsidiary.

13.15	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

13.16	“Exercise Price” means the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.

13.17	“Fair Market Value” means, for so long as the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, or the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable. If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

13.18	“ISO” means an incentive stock option described in section 422(b) of the Code.

13.19	“NQO” means a stock option not described in sections 422 or 423 of the Code.

13.20	“Option” means an ISO or NQO granted under the Plan and entitling the holder to purchase Shares.

13.21	“Optionee” means an individual or estate who holds an Option.

13.22	“Outside Director” means a Director who is not an Employee.

13.23	“Parent” means a “parent corporation” whether now or hereafter existing, as defined in Code Section 424(e).

14

13.24	“Participant” means an individual or estate who holds an Award.

13.25	“Period of Restriction” means the period during which the transfer of Restricted Shares are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Committee.

13.26	“Plan” means this NuZee, Inc. 2023 Equity Incentive Plan, as amended from time to time.

13.27	“Restricted Share” means a Share awarded under the Plan.

13.28	“Section 409A” means Code Section 409A and the regulations and other guidance issued thereunder.

13.29	“Service Provider” means an Employee, Director or Consultant.

13.30	“Share” means a share of Common Stock, as adjusted in accordance with Article 7 of the Plan.

13.31	“Stock Award Agreement” means the agreement between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.

13.32	“Stock Option Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

13.33	“Subsidiary” means a “subsidiary corporation” whether now or hereafter existing, as defined in Code Section 424(f).

13.34	“Subject Participant” means a Participant who is designated by the Board as an “executive officer” under the Exchange Act.

13.35	“Substitute Award” has the meaning set forth in Section 3.4.

EXECUTION.

The Company has caused its duly authorized officer to execute this document in the name of the Company.

NUZEE, INC.

By:
Masateru Higashida, Chief Executive Officer, Secretary, and Treasurer

15

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on March 15, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/NUZE2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on March 15, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 to arrive no later than 11:59 p.m. Eastern Time on March 15, 2023.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D95362-P85511

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NUZEE, INC.

The Board of Directors recommends you vote FOR all director nominees:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Masateru Higashida	☐	☐	☐
1b. Kevin J. Conner	☐	☐	☐
1c. Tracy Ging	☐	☐	☐
1d. J. Chris Jones	☐	☐	☐
1e. Nobuki Kurita	☐	☐	☐
1f. David G. Robson	☐	☐	☐

The Board of Directors recommends you vote FOR Proposals 2, 3, 4 and 5:

Note: The proxy holder(s) will vote in their discretion on any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

NUZEE, INC.

2023 ANNUAL MEETING OF STOCKHOLDERS

THURSDAY, MARCH 16, 2023

5:00 p.m. Eastern Time

www.virtualshareholdermeeting.com/NUZE2023

D95363-P85511

NUZEE, INC.
2023 Annual Meeting of Stockholders
March 16, 2023 5:00 p.m. Eastern Time
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, having received notice of the meeting and management's Proxy Statement therefore, and revoking all prior proxies, hereby appoints Masateru Higashida and Shana Bowman, or either of them, as proxies to represent and vote and act upon the following matters in respect of all shares of Common Shares of NuZee, Inc. (the "Company"), which the undersigned will be entitled to vote at the 2023 Annual Meeting of the Stockholders of the Company to be held on March 16, 2023, at 5:00 p.m. Eastern Time, via live webcast at www.virtualshareholdermeeting.com/NUZE2023 and at any adjournment or postponement thereof. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted as directed herein. If no direction is made, the shares represented by this proxy will be voted identical to the recommendations of the board of directors.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any postponements or adjournments of the meeting.

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE

(Continued and to be signed on Reverse Side)